UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-5085



                          Capital Income Builder, Inc.
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                    Date of fiscal year end: October 31, 2003

                   Date of reporting period: October 31, 2003





                                Vincent P. Corti
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                           Michael J. Fairclough, Esq.
                              O'Melveny & Myers LLP
                              400 South Hope Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

CAPITAL INCOME BUILDER

Special report: The challenging search for income

[front cover:  harvest fields]

Annual report for the year ended October 31, 2003

CAPITAL INCOME BUILDER(R) seeks to provide a growing dividend -- with higher income distributions every quarter to the extent possible -- together with a current yield exceeding that of U.S. stocks generally.

This fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents                                                                Page
Letter to shareholders                                                     1
The value of a long-term perspective                                       5
Special report: The challenging search for income                          6
About your fund                                                           11
Investment portfolio                                                      12
Financial statements                                                      31
Directors and officers                                                    44
The American Funds family                                         back cover

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2003 (the most recent calendar quarter):

Class A shares                                1 year     5 years     10 years

Reflecting 5.75% maximum sales charge         +9.64%     +5.37%        +9.42%

The fund's 30-day yield for Class A shares as of November 30, 2003, reflecting the 5.75% maximum sales charge and calculated in accordance with the Securities and Exchange Commission formula, was 3.14%.

Results for other share classes can be found on page 43. Please see the inside back cover for important information about other share classes. For the most current investment results, please refer to americanfunds.com.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.

[photograph:  grassy hills]

FELLOW SHAREHOLDERS:

Capital Income Builder's 2003 fiscal year provided a study in contrasts. Stock market turbulence in the first half of the period gave way to a dramatic turnaround in the spring. True to character, the fund largely resisted the early declines and participated in the stock rally during the second fiscal half, although it trailed broader markets.

For the full 12 months ended October 31, Capital Income Builder provided a solid 17.9% gain; this return includes reinvestment of the December capital gain distribution of 51.8 cents a share and quarterly dividends totaling $2.025 a share.

During the same 12-month period, the unmanaged Standard & Poor's 500 Composite Index rose 20.8%, while the fund's peer universe, as measured by the Lipper income funds average, returned 14.2%.

As you can see in the table below, resilience during the recent bear market -- a period covering roughly the past three years -- has contributed to Capital Income Builder's advantage over even longer time frames. Since beginning operations 16 years ago, the fund has achieved an average annual total return of 11.1%, outpacing both the 10.2% return of the S&P 500 and the 9.6% return of the Lipper income funds average.

A YIELD ADVANTAGE

During the year, Capital Income Builder handily met its goal of above-average current income. The fund's 4.6% dividend rate as of October 31 was nearly three times the 1.6% rate of the S&P 500, and well ahead of the 2.9% dividend rate of the Lipper income funds average. It also surpassed the 4.3% yield on 10-year Treasuries, which is unusual for a fund that emphasizes stocks.

[Begin Sidebar]

RESULTS AT A GLANCE
(For periods ended October 31, 2003, with all distributions reinvested)

                                                                         AVERAGE ANNUAL TOTAL RETURN
                                                 1-YEAR
                                                  TOTAL                                          LIFETIME (SINCE
                                                 RETURN     3 YEARS     5 YEARS     10 YEARS     JULY 30, 1987)

CAPITAL INCOME BUILDER                           +17.9%      +8.2%       +6.5%       +10.1%      +11.1%
Standard & Poor's 500 Composite Index (1)        +20.8       -8.3        +0.5        +10.4       +10.2
Lipper income funds average (2)                  +14.2       +2.2        +3.7         +6.7        +9.6
Inflation                                         +2.0       +2.1        +2.4         +2.4        +3.0


(1)  The index is unmanaged.
(2) Averages are based on total return and do not reflect the effect of sales charges.
[End Sidebar]

MEETING THE INCOME CHALLENGE

While Capital Income Builder's other goal is to increase its dividend over time, the fund has not been able to generate an increase over the past two years due to declines in interest rates to historic lows. Nevertheless, the fund's long-term growth of income has been substantial: 129.3% since its first full-quarter payment in December 1987, with capital gains reinvested, for a compound growth rate of 5.4% a year.

While we have been gratified by the fund's ability to successfully meet its income objectives, we must pursue these aims while paying close attention to risk. As we have been cautioning in recent reports to shareholders, diminished stock yields and low interest rates have increased the challenge of maintaining the fund's dividend level -- let alone of raising it every quarter. Although we have managed to maintain the dividend since December 2001, we are taking additional measures to realign the fund's income distribution with current market conditions. In keeping with this goal, the fund's board of directors recently approved a 5.5 cents-a-share decrease in the quarterly dividend, to 45 cents a share, beginning with the December payment. This will lower the fund's dividend rate to about 4.1%, still well above its relevant benchmarks, as the chart on page 3 shows.

While any decrease in income is disappointing in the short run, we believe this step will better enable us to achieve the fund's long-term aims, including capturing growth-of-income opportunities, without taking undue risks to principal.

A LOOK AT THE MARKET ENVIRONMENT

Stock markets were generally weak during the first half of the fund's reporting period. Despite a brief rally in November, investor optimism quickly faded on concerns about the pace of the economic recovery and the onset of war with Iraq. When major conflict ended, however, investors set their sights on new signs that global economies were indeed on the mend, and markets roared back to life. The approval in Congress of a reduction in the tax on dividends further increased the appeal of stocks. The turnaround was dramatic: The S&P 500 surged 8.2% in April, 5.3% in May and an additional 5.7% this past October. Interestingly, technology-related issues, which typically do not pay dividends and thus did not stand to benefit from the tax cut, posted the strongest gains. Stocks in other economically sensitive industries also did well.

[Begin Sidebar]
CAPITAL INCOME BUILDER'S QUARTERLY DIVIDENDS COMPARED WITH INFLATION

Dividends as declared and as adjusted for reinvested capital gains

[begin bar chart]

                                  Additional income earned       Inflation=
                    Dividend      on initial shares if           Consumer Price
                                  capital gain distributions     Index (through
Fiscal Quarters                   were reinvested                September 2002)
4 Aug-Oct 1987       22*          -                              -
1 Nov-Jan 1988       28           -                              100
2 Feb-Apr 1988       28.5         -                              101
3 May-Jul 1988       29           -                              102.3
4 Aug-Oct 1988       29.5         -                              103.8
1 Nov-Jan 1989       30           -                              104.4
2 Feb-Apr 1989       30.5         -                              106
3 May-Jul 1989       31           -                              107.5
4 Aug-Oct 1989       31.5         -                              108.3
1 Nov-Jan 1990       32.5         -                              109.3
2 Feb-Apr 1990       33           -                              111.5
3 May-Jul 1990       33.5         -                              112.6
4 Aug-Oct 1990       34           -                              115
1 Nov-Jan 1991       34.5         -                              115.9
2 Feb-Apr 1991       35           -                              117
3 May-Jul 1991       35.5         -                              117.9
4 Aug-Oct 1991       36           -                              118.9
1 Nov-Jan 1992       36.5         -                              119.5
2 Feb-Apr 1992       37           .3                             120.7
3 May-Jul 1992       37.5         .3                             121.5
4 Aug-Oct 1992       38           .3                             122.4
1 Nov-Jan 1993       38.5         .3                             123
2 Feb-Apr 1993       39           .5                             124.4
3 May-Jul 1993       39.5         .5                             125.1
4 Aug-Oct 1993       40           .5                             125.7
1 Nov-Jan 1994       40.5         .5                             126.3
2 Feb-Apr 1994       41           .6                             127.6
3 May-Jul 1994       41.5         .6                             128.2
4 Aug-Oct 1994       42           .6                             129.5
1 Nov-Jan 1995       42.5         .6                             129.7
2 Feb-Apr 1995       43           .8                             131.2
3 May-Jul 1995       43.5         .8                             132.1
4 Aug-Oct 1995       44           .8                             132.8
1 Nov-Jan 1996       44.5         .8                             133
2 Feb-Apr 1996       45           1.4                            134.9
3 May-Jul 1996       45.5         1.5                            135.8
4 Aug-Oct 1996       46           1.5                            136.7
1 Nov-Jan 1997       46.5         1.5                            137.4
2 Feb-Apr 1997       46.5         1.6                            137.4
3 May-Jul 1997       47.0         2.4                            138.9
4 Aug-Oct 1997       47.5         2.4                            139.7
1 Nov-Jan 1998       48.0         1.6                            139.8
2 Feb-Apr 1998       48.0         4.2                            140.6
3 May-Jul 1998       48.5         4.2                            141.2
4 Aug-Oct 1998       49.0         4.3                            141.8
1 Nov-Jan 1999       49.5         4.3                            142.0
2 Feb-Apr 1999       48.0         7.3                            143.0
3 May-Jul 1999       48.5         7.4                            144.0
4 Aug-Oct 1999       49.0         7.5                            145.5
1 Nov-Jan 2000       49.5         7.6                            145.8
2 Feb-Apr 2000       49.5         9.7                            148.4
3 May-Jul 2000       50.0         9.8                            149.4
4 Aug-Oct 2000       50.5         9.9                            150.5
1 Nov-Jan 2001       51.0        10.0                            150.8
2 Feb-Apr 2001       51.5        11.4                            152.7
3 May-Jul 2001       52.0        11.5                            154.2
4 Aug-Oct 2001       52.5        11.7                            154.5
1 Nov-Jan 2002       52.5        11.7                            153.1
2 Feb-Apr 2002       51.0        13.0                            154.9
3 May-Jul 2002       51.0        13.0                            155.9
4 Aug-Oct 2002       51.0        13.0                            156.8
1 Nov-Jan 2003       51.0        13.0                            156.8
2 Feb-Apr 2003       50.5        13.7                            159.6
3 May-Jul 2003       50.5        13.7                            159.2
4 Aug-Oct 2003       50.5        13.7                            160.5
1 Nov-Jan 2004       45.0        12.2


Fiscal quarters:
1 November-January
2 February-April
3 May-July
4 August-October

*Not a full quarter
[end bar chart]

(index: December 1987=100)

[End Sidebar]

Bonds, meanwhile, traced a reverse pattern. Corporate bonds were strong through the spring, but declined sharply in early summer despite a further quarter-point rate cut by the Federal Reserve. The improving economic outlook pushed long-term interest rates higher, sending the price of 10-year Treasury bonds some 10% lower from mid-June to the end of July --the most rapid bond sell-off in some time. Higher quality issues bore the brunt of these losses, which hurt many of the fund's bond holdings.

BROAD STRENGTH FROM STOCKS

Among the fund's equity holdings, banks and other financial companies generally did very well, aided by the low interest rate environment and an improvement in loan quality. Investments based outside the U.S. were particularly rewarding, as the euro and other major currencies appreciated considerably against the dollar. Notable gainers in this area included Westpac (+45.0%), Societe Generale
(+46.3%), Bank of Nova Scotia (+68.9%) and HSBC (+38.2%). Closer to home, longtime holding J.P. Morgan Chase recovered from depressed levels to increase 73.0% in price. Given the sector's strong tradition of dividend growth, commercial banks remain the fund's largest industry concentration, but we are choosing carefully in the current interest rate environment.

Real estate investment trusts (REITs) likewise contributed to returns. These investments, which are required to distribute at least 90% of their income to shareholders in order to maintain their tax status, continued to attract investor attention, thanks to yields ranging from 5% to 8%. Among the portfolio's largest REITs, Kimco, Equity Residential, Boston Properties and Hang Lung Group each rose more than 20% in price.

The fund's utility holdings turned in more mixed results, weighed down by excess capacity, a flood of new stock issuance and the massive August power outage in the Northeast. Decliners included Consolidated Edison (-4.9%) and National Grid Transco (-10.4%), although in both cases losses were partly offset by current yields of more than 4.5%. E.ON (+11.4%) and Scottish Power (+8.0%) finished on a positive note; both are large portfolio holdings.

Elsewhere, stocks in defensive industries weakened as investors grew more hopeful about the economy. That hurt food producers such as Conagra (-1.7%) and Sara Lee (-12.7%). U.S. telecommunications operators likewise suffered setbacks; SBC Communications and Verizon both declined, although a number of their non-U.S. counterparts did quite well.

[Begin Sidebar]
A LIFETIME OF HIGH CURRENT INCOME

Capital Income Builder's 12-month dividend rate versus its benchmarks

Years ended October 31

[begin chart]
                Capital Income          S&P 500          Lipper income
                   Builder                               funds average

10/31/1988           6.17                3.29                7.01
04/30/1989           5.11                3.27                7.00
10/31/1989           5.14                3.21                6.98
04/30/1990           5.29                3.47                7.42
10/31/1990           5.60                3.91                7.90
04/30/1991           4.91                3.25                7.01
10/31/1991           5.07                3.09                6.58
04/30/1992           4.90                2.93                6.16
10/31/1992           4.69                2.95                6.16
04/30/1993           2.97                2.83                5.33
10/31/1993           4.05                2.68                4.81
04/30/1994           6.18                2.82                4.96
10/31/1994           5.05                2.76                4.61
04/30/1995           5.07                2.59                4.69
10/31/1995           4.78                2.35                4.42
04/30/1996           4.72                2.17                4.26
10/31/1996           4.56                2.10                4.21
04/30/1997           4.38                1.89                4.17
10/31/1997           4.06                1.68                4.01
04/30/1998           3.80                1.44                4.04
10/31/1998           4.44                1.48                4.11
04/30/1999           4.26                1.23                3.74
10/31/1999           4.21                1.22                3.96
04/30/2000           4.63                1.15                4.24
10/31/2000           4.49                1.15                4.33
04/30/2001           4.45                1.27                4.28
10/31/2001           5.18                1.49                4.29
04/30/2002           4.52                1.46                3.51
10/31/2002           4.54                1.81                3.54
04/30/2003           4.82                1.79                3.27
10/31/2003           4.45                1.61                2.90
[end chart]

All numbers calculated by Lipper.
[End Sidebar]

[Begin Sidebar]
LARGEST EQUITY HOLDINGS

(as of October 31, 2003)

                                  PERCENT        12-MONTH                           12-MONTH
                                  OF NET        STOCK PRICE          CURRENT        DIVIDEND
COMPANY                           ASSETS          CHANGE (1)          YIELD          GROWTH (1)

SBC Communications                 1.5%            -6.5%              4.7%            +4.8%

Royal Dutch Petroleum/                                                3.7/           +23.3/
"Shell" Transport and              1.4             +0.5               3.9            +12.1
Trading (2)

Altria                             1.3            +14.1               5.8             +8.2

E.ON                               1.3            +11.4               3.8            +31.5

HSBC Holdings                      1.2            +38.2               3.7            +38.4

Bristol-Myers Squibb               1.2             +3.1               4.4              0

National Grid Transco              1.1            -10.4               4.6            +23.1

Dow Chemical                       1.1            +45.0               3.6              0

Scottish Power                     1.0             +8.0               7.5             -8.0

FleetBoston Financial (3)          1.0            +62.1               3.5              0

(1)  Figures are shown in U.S. dollars.
(2)  Reflects U.S. shares.
(3)  Stock not held for the complete 12-month period.
[End Sidebar]

SHIFTS IN THE PORTFOLIO

During the year, we took advantage of substantial inflows to the fund to realign the portfolio. With bonds appearing less attractive, we concentrated new investments on stocks with good prospects for dividend growth. As a result, equities currently account for 65% of net assets compared with 56% a year ago. At the same time, our bond exposure has fallen to 28% of assets versus 34% last year. We have been finding attractive valuations beyond our borders, particularly in Asia and Europe. Among industries, we have added a number of telecommunications providers based in Europe and Asia, as well as Canadian oil and gas companies. To learn more about how we go about finding appropriate securities for the portfolio, we invite you to read the article beginning on page 6.

A FUND FOR ALL SEASONS

By many measures, the global economy has made positive strides. Unemployment rates appear to have stabilized, consumer spending remains strong and businesses have once again begun to expand capacity. The U.S. economy grew at a vigorous 8.2% rate during the third quarter, although that pace is likely to slacken. From an income perspective, improved earnings coupled with the dividend tax change should eventually motivate companies to pass along more of their profits to shareholders. In the meantime, valuations are attractive and opportunities abound.

Finally, we are pleased to note that Capital Income Builder has experienced remarkable growth. Over the past year, fund assets have more than doubled, to $22 billion. Most of that increase is due to the many new additions to our shareholder family, which now stands at more than one million strong and represents a wide range of individuals, foundations and corporations. For those of you who have recently joined, we would remind you that our growth-of-income approach is best appreciated over time. As the "mountain" chart at right makes clear, over its 16-year lifetime Capital Income Builder has provided both a cushion during severe market declines and a foundation for growth when better times returned.

We appreciate the confidence that all of our shareholders place in us and look forward to helping you meet your long-term financial goals.

Cordially,

/s/ James B. Lovelace                       /s/ Catherine M. Ward
James B. Lovelace                           Catherine M. Ward
Chairman of the Board                       President

December 8, 2003

As reported in the press, instances of excessive short-term trading and illegal "late trading" (trading after 4 p.m. Eastern time) have been discovered at a number of different fund companies. In several of those cases, fund personnel engaged in or permitted these activities in clear violation of regulatory requirements and strict internal policies. This sort of conduct is unethical and detrimental to long-term shareholders. We will not tolerate it at American Funds. Although it is often difficult to detect and prevent abusive trading practices, we are committed to taking action to combat this harmful activity wherever we find it.

THE VALUE OF A LONG-TERM PERSPECTIVE

AVERAGE ANNUAL TOTAL RETURNS
(based on a $1,000 investment with all distributions reinvested)

CLASS A SHARES (reflecting 5.75% maximum sales charge)

                                      Period ended 10/31/03

1 year                                   +11.17%
5 years                                   +5.29%
10 years                                  +9.49%


[begin mountain chart]

Year         Standard &      Capital         Lipper               Original        Capital
ended        Poor's 500      Income          Income               Investment      Income
October 31   Composite       Builder with    Funds Average (3)                    Builder with
             Index (2)       dividends                                            dividends
                             reinvested (1)                                       in cash (1)

Initial      $10,000         $9,425          $10,000              $10,000         $9,425
1987 /#/     $7,995          $8,990          $9,096               $10,000         $8,842
1988         $9,175          $10,093         $10,398              $10,000         $9,429
1989         $11,592         $11,782         $12,045              $10,000         $10,438
1990         $10,725         $11,590         $11,373              $10,000         $9,738
1991         $14,309         $14,973         $14,678              $10,000         $11,946
1992         $15,733         $16,989         $16,352              $10,000         $12,925
1993         $18,079         $19,973         $19,358              $10,000         $14,509
1994         $18,776         $20,066         $18,896              $10,000         $13,824
1995         $23,735         $23,478         $22,119              $10,000         $15,392
1996         $29,450         $27,409         $25,342              $10,000         $17,077
1997         $38,904         $33,748         $30,256              $10,000         $20,207
1998         $47,459         $38,238         $32,910              $10,000         $21,932
1999         $59,638         $39,199         $35,340              $10,000         $21,584
2000         $63,265         $41,384         $38,229              $10,000         $21,776
2001         $47,519         $44,438         $37,615              $10,000         $22,308
2002         $40,345         $44,507         $35,415              $10,000         $21,313
2003         $48,732         $52,484         $42,126              $10,000         $23,999



YEAR ENDED OCTOBER 31                  1987#          1988         1989         1990         1991         1992

Total value
Dividends reinvested (4)                 $92           494          556          633          708          792
Value at year-end (1), (4)            $8,990        10,093       11,782       11,590       14,973       16,989

CIB total return                     (10.1)%          12.3         16.7        (1.6)         29.3         13.5


YEAR ENDED OCTOBER 31                   1993          1994         1995         1996         1997         1998

Total value
Dividends reinvested (4)                 880           974        1,079        1,200        1,324        1,468
Value at year-end (1), (4)            19,973        20,066       23,478       27,409       33,748       38,238

CIB total return                        17.6           0.5         17.0         16.8         23.2         13.3


YEAR ENDED OCTOBER 31                   1999          2000         2001         2002         2003

Total value
Dividends reinvested (4)               1,624         1,809        2,017        2,152        2,261
Value at year-end (1), (4)            39,199        41,384       44,438       44,507       52,484

CIB total return                         2.5           5.6          7.4          0.2         17.9


AVERAGE ANNUAL TOTAL RETURN FOR 16 1/4 YEARS:  10.7% (1)

#For the period July 30 through October 31, 1987.

(1) These figures reflect payment of maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gains distributions that are reinvested in additional shares. No adjustment has been made for income or capital gains taxes.
(2) The index is unmanaged and does not reflect sales charges, commissions or expenses.
(3) Calculated by Lipper with all distributions reinvested. The average does not reflect sales charges.
(4) The fund's dividends are accrued daily but paid quarterly. Dividends reinvested reflect quarterly dividends actually paid during the period, while year-end values are adjusted for cumulative dividends accrued but not yet paid.

Past results are not predictive of future results. The results shown are before taxes on fund distributions and sale of fund shares.

THE CHALLENGING SEARCH FOR INCOME

[photograph:  hands tending to an outdoor plant]

DISCIPLINE  AND  CAREFUL  RESEARCH  HELP  SUPPORT  THE FUND'S  STRINGENT  INCOME
MANDATE.

In making their investment decisions, Capital Income Builder's portfolio counselors carefully balance the fund's two-pronged objective of above-average current income and growing income. They must tread carefully, however, because there's more to income investing than meets the eye. Very high yields often signal higher risk and may ultimately come at the expense of returns. Increasing the challenge is the current environment of low yields on stocks and bonds, and a reluctance by many companies to grow their dividends.

That's why the fund's portfolio counselors rely on the intensive research of dozens of American Funds analysts who focus on yield and the part it plays in the underlying worth of a security. Over time, their efforts to get to know companies inside and out have helped Capital Income Builder not only fulfill its dual income mandates, but provide considerable capital appreciation besides.

On the next few pages, we'll talk about what makes income investing unique, where we look for opportunities and how our analysts choose the best of them for the fund.

EXCEEDING THE SUM OF ITS PARTS

Since few individual investments provide both a high current yield and strong dividend growth, Capital Income Builder pursues its objective by investing in a combination of securities that represent a range of income characteristics -- from moderate- and high-yielding stocks to bonds. "Higher yielding stocks typically have a lower capacity for dividend growth, while those with lower yields don't meet our target for current income," explains Jim Lovelace, the fund's chairman and a portfolio counselor. "As managers, each of us deals with this discrepancy by creating a `basket' of securities that, in its sum total, can help us satisfy both goals."

Maintaining this balance requires discipline. Stocks that are appealing from an income perspective may be out of favor with the market at large, and vice versa. As conditions shift, investments will become more or less appropriate for the fund. While the fund's focus is ultimately a healthy thing, it can be difficult at times, concedes Joyce Gordon, a portfolio counselor who wears a second "hat" as a research analyst.

"The objectives of the fund provide a beneficial investment discipline," says Joyce. "A rising stock price will lower the yield, which means you need to think about selling. There's a buy-side discipline, too. A higher yield often signals that a company is distressed, and you have to figure out whether it will recover or stay distressed. These contingencies force us to look at our holdings very critically, which is one of the reasons we rely so heavily on research."

ALL THE OBVIOUS PLACES-- AND BEYOND

The search for qualified investments often begins on familiar terrain. Electric utilities, oil and gas companies, real estate investment trusts and banks are examples of "classic" yield sectors in that many of them have traditionally paid generous dividends -- and increased them -- in order to make their stocks appealing to investors. Not surprisingly, these have been consistently well-represented in Capital Income Builder's portfolio.

[Begin Sidebar]
A WORLD OF YIELD

Capital Income Builder can invest significantly in stocks based outside the U.S. That flexibility is important, since stock markets in other countries often have attractive yields.

[begin bar chart]

U.S.                                    1.7%

Canada                                  1.8%

Germany                                 2.2%

Hong Kong                               3.0%

U.K.                                    3.3%

Netherlands                             3.5%

Australia                               3.8%

Capital Income Builder                  4.6%

[end bar chart]

Source for countries: MSCI, as of October 31, 2003

[End Sidebar]

[Begin Pull Quote]
"The objectives of the fund provide a beneficial investment discipline. A rising stock price will lower the yield, which means you need to think about selling. There's a buy-side discipline, too." Joyce Gordon, portfolio counselor and research analyst
[End Pull Quote]

Other areas can also prove to be fertile ground from time to time. Industries experiencing unusual market volatility or downswings in their business cycles can be promising, since yields often go up as stock prices go down. "From an income perspective, we're interested when the market gets bearish on a sector that is returning capital to shareholders through strong dividends," says Brad Vogt, a telecommunications analyst based in Washington, D.C. His sector, for example, has recently become more prominent in the portfolio, as stock prices have weakened despite strengthening balance sheets and robust free cash flow after expenditures. While there has been recent pressure on revenue and earnings due to competition and a weak economy, Brad believes the companies should be stable over the long term. And the industry's dividend behavior is undergoing a sea change that should favor income-oriented investors.

"In the 1980s and early 1990s, after the break-up of AT&T, most companies grew their dividends at a healthy clip, which made them successful investments during the fund's early days," he explains. "During the late 1990s, however, many firms chose to slow or even cut dividends and instead used that cash to ramp up capital spending by adding fiber optic cables, switches and routers, and cell phone towers to meet growing demand. Today, capital spending has dropped significantly. That has freed up a lot of cash, which many companies are passing on to shareholders. The recent cut in the dividend tax rate has also made corporate managers more willing to grow their dividends than in the past." He notes that SBC, a large fund holding, has accelerated its dividend growth rate. It has a current yield of 5%, well ahead of the S&P 500 but also higher than the yield on SBC's own 10-year bond, which is quite unusual. That cash-in-hand has helped Brad stay patient even as the stock price has suffered in recent months.

NARROWING THE FIELD

Given the unusual profiles of many higher yielding stocks, fundamental research is particularly important to income investing. Understanding the underlying health of a particular business helps analysts head off disasters and identify the best prospects within an industry group.

For Joyce Gordon, who covers banks in her American Funds analyst role, a high dividend yield alone doesn't make a good investment. For her to recommend a stock, the company must meet three major standards. "First and foremost, I look at the quality of management," she says. "Unlike many other companies, banks have little in the way of physical assets, so management can change the whole profile of an institution overnight by, say, suddenly investing in derivatives. I try to understand what management is doing and what its risk tolerance is. Second, I want to see that management has a sensible and realistic strategy for the future. And finally, I look at valuation. Is the bank's success already built into the stock price or is there room for growth?" Using these criteria, Joyce can quickly whittle a list of 50 banks down to 12 or so. That list grows even shorter when she applies Capital Income Builder's stringent income requirements.

[photograph:  vineyard]

YIELDING OPPORTUNITIES ABROAD

The ability to invest globally has also played an important role in helping Capital Income Builder meet its income objectives. "Although dividends lost some of their luster in the U.S. during the Internet boom, other countries continued to maintain their ironclad dividend traditions," notes portfolio counselor Steve Watson, who is based in Hong Kong. "The stock market in the United Kingdom yields almost twice what the U.S. market does, and countries such as Hong Kong and Australia have also typically had higher yields. More recently, we have seen even Japanese managements start to warm to the idea as well. Since the Asian crisis of 1997-98, corporate managements in this part of the world have really begun to focus on improving returns on investment, generating cash and creating wealth for investors. This has led them to a new focus on dividends." The fund's exposure to companies outside the U.S. has been increasing; today, they account for more than one-third of net assets.

[Begin Pull Quote]
"Although dividends lost some of their luster in the U.S. during the Internet boom, other countries continued to maintain their ironclad dividend traditions." Steve Watson, portfolio counselor
[End Pull Quote]

Beyond broader cultural influences, there are other factors that may make particular non-U.S. companies appealing. For example, the fund has recently increased its exposure to a number of utilities based in the U.K. and continental Europe -- companies such as E.ON of Germany, Gas Natural of Spain and National Grid Transco and Scottish Power of the U.K. "These investments offer not only significant yield but substantial dividend growth as well, which makes them particularly appropriate for Capital Income Builder," explains Michael Cohen, a utility analyst based in London. "That growth of income is supported by underlying earnings growth. E.ON, for instance, has played very successfully into the global convergence of gas and electric utilities, while National Grid Transco has been exporting its specialized pipes and wires business to the U.S. As profits increase, the managements of these firms are committed to giving cash back in higher dividends."

[Begin Sidebar]
REACHING FOR THE "CLASSICS"

Certain industries are natural hunting grounds for Capital Income Builder, since they tend to pay generous dividends to attract investors. Yields on telecommunications stocks, which had plummeted during the technology boom of the late 1990s, have recently risen, as service providers have begun to look at dividends again. In contrast, few technology companies pay dividends.

[begin bar chart]

Information technology                           0.4%

Telecommunications                               2.4%

Food, beverages and tobacco                      2.9%

Commercial banks                                 3.3%

Real estate                                      4.1%

Utilities                                        4.3%

Capital Income Builder                           4.6%

[end bar chart]

Source for industries: MSCI, as of October 31, 2003
[End Sidebar]

Recently, valuations for European and U.K. utilities have been attractive relative to their U.S. counterparts, but Michael views these holdings as long term. "With deregulation, the entire industry is going to see major transformations in the years ahead," he says. "British and European utilities, which were deregulated earlier than those in the U.S., have an advantage in that they have more experience operating in this environment. Many have already created new business models. That edge should help them do well in the future."

BONDS PLAY A ROLE

Bonds are another area that helps support the fund's income strategy. Although fixed-income instruments, by definition, don't grow their income streams, their generous current yields give equity managers the flexibility to invest in stocks with good potential for dividend growth. As Mark Macdonald, a portfolio counselor dedicated to bond investments, puts it: "Bonds supply the patience we need to follow up on equity ideas." He adds that the bond portfolio is also designed to protect overall fund returns. That is why holdings are concentrated among shorter term and higher quality issues, which tend to be less volatile.

Like the fund's equity holdings, the bond portfolio -- a blend of corporate bonds, U.S. Treasuries, and mortgage- and asset-backed securities -- is assembled security by security. Interestingly, stock and bond analysts may look at the same company and come away with different conclusions about its appropriateness for the fund. When it comes to cash flow, for instance, a bond analyst would typically prefer that a company use its free cash to pay down debt; an equity analyst, meanwhile, might rather those earnings be returned to shareholders as dividends.

Mark notes the seeming contradiction: "Because we all do our homework so carefully, stock and bond analysts will often form similar opinions about management and the quality of a company. We may make different decisions about whether or not to invest, however, because the bond is attractive and the stock isn't, or vice versa. Regardless, we're all focused on the same fund objective and what's right for shareholders in the end."

ABOUT YOUR FUND

In seeking above-average current income and future dividend growth, CAPITAL INCOME BUILDER invests in a carefully managed blend of stocks from around the world and across a range of industries. The fund also holds bonds to help meet its current income goal.

ESTABLISHED: July 30, 1987
SHAREHOLDER ACCOUNTS: 1,160,972

NET ASSETS (as of October 31)

                     Fund assets (billions)

2003                           $22.5
2002                            11.2
2001                             8.3
2000                             7.4
1999                             8.8

LOW EXPENSES
Capital Income Builder: 0.65%
Lipper income funds average
(front-end load): 0.81%

LOW TURNOVER RATE
Capital Income Builder: 27%
Lipper income funds average: 55%

The expense ratio is the annual percentage of net assets used to pay fund expenses. The turnover rate is a measure of how often securities are bought and sold by a fund. All figures are as of October 31, 2003.

A LIFETIME OF RESILIENCE

During every major stock market decline over its lifetime, Capital Income Builder has held up better than the broader market. Of course, there have been times when the fund has trailed the index, typically during rising markets.


[bar chart]
8/25-12/4/87      -32.8% S&P 500
                  - 9.8% Capital Income Builder
7/15-10/11/90     -19.2% S&P 500
                  - 8.2% Capital Income Builder
7/17-8/31/98      -19.1% S&P 500
                  -10.6% Capital Income Builder
3/24/00-10/9/02   -47.4% S&P 500
                  + 9.8% Capital Income Builder
[end bar chart]
Periods reflect S&P price declines of 15% or greater; cumulative returns include reinvestment of all distributions.
[End Sidebar]

A WEALTH OF EXPERIENCE

Experience helps the fund's portfolio counselors put wisdom to work and market events in perspective. The six men and women who manage Capital Income Builder bring an average of 20 years of investment expertise to their jobs.

Most of the  fund's  research  analysts  also  have  many  years of  experience,
contributing  a  remarkable   depth  of  specialized   knowledge  to  investment
decisions.

                                  YEARS OF                     YEARS WITH
PORTFOLIO COUNSELORS        INVESTMENT EXPERIENCE            AMERICAN FUNDS

Joyce Gordon                         27                            27
Darcy Kopcho                         17                            17
Jim Lovelace                         21                            21
Mark Macdonald                       17                             9
Janet McKinley                       27                            21
Steve Watson                         13                            13


INVESTMENT PORTFOLIO, October 31, 2003

[begin pie chart]
                                                            Percent
                                                            of net
Industry diversification                                    assets

Commercial Banks                                              8.88 %
Diversified Telecommunication Services                        6.21
Electric Utilities                                            6.18
Real Estate                                                   6.05
Oil & Gas                                                     3.98
Other industries                                             33.62
Bonds & notes                                                28.26
Cash & equivalents                                            6.82

[end pie chart]


                                                                                                Shares or          Market
                                                                                                principal           value
Equity securities - 64.92%                                                                       amount             (000)

COMMERCIAL BANKS  -  8.88%
HSBC Holdings PLC (United Kingdom)                                                             10,033,114      $  150,495
HSBC Holdings PLC (Hong Kong)                                                                   7,547,645         113,697
FleetBoston Financial Corp.                                                                     5,400,000         218,106
Westpac Banking Corp.                                                                          17,343,755         198,060
Bank of America Corp.                                                                           2,298,300         174,050
Societe Generale                                                                                2,345,000         173,641
J.P. Morgan Chase & Co.                                                                         4,739,000         170,130
Comerica Inc.                                                                                   2,730,000         140,540
Bank of Nova Scotia                                                                             2,823,600         140,259
Royal Bank of Canada                                                                            2,090,000         100,663
Wachovia Corp.                                                                                  1,850,000          84,859
ABN AMRO Holding NV                                                                             3,723,483          77,882
Dah Sing Financial Holdings Ltd.                                                                9,210,000          64,330
United Bankshares, Inc.                                                                         1,775,000          53,694
National Australia Bank Ltd.                                                                    1,863,099          40,299
Australia and New Zealand Banking Group Ltd.                                                    2,456,986          30,925
Lloyds TSB Group PLC                                                                            4,000,000          27,746
AmSouth Bancorporation                                                                            750,000          17,715
Wing Lung Bank Ltd.                                                                             1,857,000          11,692
Allied Irish Banks, PLC                                                                           500,779           7,300
                                                                                                                1,996,083

DIVERSIFIED TELECOMMUNICATION SERVICES  -  6.21%
SBC Communications Inc.                                                                        14,450,000         346,511
BT Group PLC                                                                                   51,000,000         160,346
Verizon Communications Inc.                                                                     4,400,000         147,840
KT Corp. (ADR)                                                                                  7,206,000         142,030
Telecom Corp. of New Zealand Ltd.                                                              44,439,700         131,634
Telecom Italia SpA  (1)                                                                        60,594,455         104,764
Swisscom AG                                                                                       251,391          72,934
Deutsche Telekom International Finance BV 6.50% convertible bonds 2006                    Euro 42,000,000          54,425
TDC A/S                                                                                         1,661,034          53,265
Portugal Telecom, SA                                                                            6,014,536          50,391
BCE Inc.                                                                                        2,182,000          49,418
China Telecom Corp. Ltd., Class H                                                             120,000,000          39,784
ALLTEL Corp. 7.75% 2005                                                                           350,000 units    17,150
CenturyTel, Inc. 6.875% ACES 2005                                                                 500,000 units    14,165
Hellenic Telecommunications Organization SA                                                     1,150,000          12,846
                                                                                                                1,397,503

ELECTRIC UTILITIES  -  6.18%
E.ON AG                                                                                         5,850,000         294,750
Scottish Power PLC                                                                             39,274,000         232,979
Southern Co.                                                                                    6,950,000         207,110
Dominion Resources, Inc.                                                                        1,968,000         121,229
Dominion Resources, Inc. 9.50% PIES convertible preferred 2004                                     93,000 units     5,264
Consolidated Edison, Inc.                                                                       3,115,700         126,092
Ameren Corp.                                                                                    1,680,000          75,012
Ameren Corp. 9.75% ACES convertible preferred 2005                                                800,000 units    22,960
FirstEnergy Corp.                                                                               2,788,500          95,897
Northeast Utilities                                                                             3,250,000          61,230
American Electric Power Co., Inc.                                                               1,200,000          33,828
American Electric Power Co., Inc. 9.25% convertible preferred 2005                                560,000          23,940
TXU Corp., Series C, 8.75% convertible preferred 2004                                           1,075,000 units    36,335
Pinnacle West Capital Corp.                                                                       800,000          29,248
Scottish and Southern Energy PLC                                                                2,400,000          24,956
                                                                                                                1,390,830

REAL ESTATE  -  6.05%
iStar Financial, Inc.                                                                           3,975,000         151,288
iStar Financial, Inc., Series F, 7.80% cumulative redeemable preferred  (1)                       400,000          10,200
Archstone-Smith Trust                                                                           5,165,000         137,905
Kimco Realty Corp.                                                                              2,495,000         103,942
Health Care Property Investors, Inc.                                                            2,085,000          97,224
Hongkong Land Holdings Ltd.                                                                    58,035,000          89,954
Weingarten Realty Investors                                                                     1,966,500          85,090
Equity Residential                                                                              2,800,000          81,900
Boston Properties, Inc.                                                                         1,750,000          77,437
Developers Diversified Realty Corp.                                                             2,050,000          59,245
Hang Lung Group Ltd.                                                                           45,000,000          57,938
Kerry Properties Ltd.                                                                          39,523,251          52,413
Equity Office Properties Trust                                                                  1,800,000          50,418
AMB Property Corp.                                                                              1,625,000          48,734
Apartment Investment and Management Co., Class A                                                1,175,000          48,057
Hang Lung Properties Ltd.                                                                      27,370,000          35,768
Hang Lung Properties Ltd. 5.50% convertible preferred                                           9,000,000           9,225
Pan Pacific Retail Properties, Inc.                                                               725,000          32,154
Capital & Regional PLC (2)                                                                      5,120,000          32,021
Nationwide Health Properties, Inc.                                                              1,400,000          25,620
ProLogis                                                                                          762,346          22,520
Fortune Real Estate Investment Trust, units  (1) (2)                                           30,745,000          18,704
Ascendas Real Estate Investment Trust (2)                                                      30,090,000          17,807
Unibail Holding                                                                                   200,000          15,725
                                                                                                                1,361,289

OIL & GAS  -  3.98%
"Shell" Transport and Trading Co., PLC                                                         16,900,000         105,409
"Shell" Transport and Trading Co., PLC (ADR)                                                    1,600,000          61,056
Royal Dutch Petroleum Co. (New York registered)                                                 3,355,000         148,895
ENI SpA                                                                                        11,660,000         184,515
Canadian Oil Sands Trust  (3)                                                                   3,940,206         115,755
Canadian Oil Sands Trust                                                                          202,786           5,957
Husky Energy Inc.                                                                               6,154,400         101,141
TOTAL SA                                                                                          280,000          43,381
TOTAL SA (ADR)                                                                                    512,900          40,042
TonenGeneral Sekiyu KK                                                                          5,750,000          46,962
ChevronTexaco Corp.                                                                               475,000          35,293
Hunting PLC                                                                                     4,260,000           7,076
                                                                                                                  895,482

TOBACCO  -  3.40%
Altria Group, Inc.                                                                              6,420,000         298,530
UST Inc.                                                                                        4,500,000         153,090
Gallaher Group PLC                                                                              9,635,292          96,352
Altadis, SA                                                                                     3,574,995          86,417
R.J. Reynolds Tobacco Holdings, Inc.                                                            1,450,000          69,644
Imperial Tobacco Group PLC                                                                      3,600,000          59,613
                                                                                                                  763,646

FOOD PRODUCTS  -  2.57%
ConAgra Foods, Inc.                                                                             7,035,000         167,714
H.J. Heinz Co.                                                                                  4,300,000         151,919
Sara Lee Corp.                                                                                  6,000,000         119,580
General Mills, Inc.                                                                             1,700,000          76,245
Unilever NV                                                                                     1,075,000          62,248
                                                                                                                  577,706

INSURANCE  -  2.24%
Irish Life & Permanent PLC                                                                      9,961,849         139,103
Mercury General Corp.                                                                           1,550,000          73,672
Arthur J. Gallagher & Co.                                                                       2,225,400          64,959
Lincoln National Corp.                                                                          1,291,500          51,570
XL Capital Ltd., Class A                                                                          642,800          44,675
St. Paul Companies, Inc.                                                                        1,075,000          40,990
AEGON NV                                                                                        2,760,600          36,085
UnumProvident Corp. 8.25%, ACES convertible 2006                                                1,000,000 units    35,350
Chubb Corp. 7.00% convertible preferred 2006                                                      600,000 units    16,650
                                                                                                                  503,054

PAPER & FOREST PRODUCTS  -  2.02%
UPM-Kymmene Corp.                                                                               6,600,000         123,134
Norske Skogindustrier ASA, Class A                                                              4,062,500          76,789
M-real Oyj, Class B (2)                                                                         8,250,000          72,561
PaperlinX Ltd.                                                                                 18,875,000          67,667
MeadWestvaco Corp.                                                                              1,785,000          46,267
Stora Enso Oyj, Class R                                                                         1,750,000          23,726
Holmen AB, Class B                                                                                650,000          21,703
Georgia-Pacific Corp., Georgia-Pacific Group                                                      818,048          21,498
                                                                                                                  453,345

MULTI-UTILITIES & UNREGULATED POWER  -  1.83%
National Grid Transco PLC                                                                      40,000,000         255,082
United Utilities PLC                                                                            8,600,000          68,690
United Utilities PLC, Class A  (1)                                                              4,777,777          22,553
Equitable Resources, Inc.                                                                         890,000          36,668
Duke Energy Corp.                                                                                 900,000          16,335
Duke Energy Corp. 8.25% convertible preferred 2004                                              1,062,100 units    13,021
                                                                                                                  412,349

THRIFTS & MORTGAGE FINANCE  -  1.61%
Fannie Mae                                                                                      2,300,000         164,887
Freddie Mac                                                                                     1,800,000         101,034
Washington Mutual, Inc.                                                                         2,200,000          96,250
                                                                                                                  362,171

GAS UTILITIES  -  1.54%
Gas Natural SDG, SA                                                                             7,780,000         149,026
NiSource Inc.                                                                                   5,014,307         103,846
Enbridge Inc.                                                                                   2,374,262          93,295
                                                                                                                  346,167

CHEMICALS  -  1.53%
Dow Chemical Co.                                                                                6,300,000         237,447
Lyondell Chemical Co.                                                                           7,400,000         105,820
                                                                                                                  343,267

PHARMACEUTICALS  -  1.29%
Bristol-Myers Squibb Co.                                                                       10,230,000         259,535
Schering-Plough Corp.                                                                           2,050,000          31,304
                                                                                                                  290,839

DIVERSIFIED FINANCIAL SERVICES  -  1.02%
ING Groep NV                                                                                    5,815,000         120,348
GATX Corp. (2)                                                                                  3,050,000          68,595
GATX Corp. 7.50% convertible note 2007 (3)                                                    $ 5,000,000           5,506
Fortis                                                                                          2,000,000          35,436
                                                                                                                  229,885

TRANSPORTATION INFRASTRUCTURE  -  0.76%
Abertis Infraestructuras SA (merged with Aurea Concesiones
   de Infraestructuras SA) (1)                                                                  8,008,137         107,646
Abertis Infraestructuras SA (1) (4)                                                               398,232           5,353
BRISA-Auto-Estradas de Portugal, SA (3)                                                         9,450,000          58,915
                                                                                                                  171,914

METALS & MINING  -  0.73%
Alumina Ltd.                                                                                   19,668,800          82,891
Worthington Industries, Inc.                                                                    2,920,800          42,585
Cia. Vale do Rio Doce, ordinary nominative (ADR)                                                  854,900          39,112
                                                                                                                  164,588

ELECTRICAL EQUIPMENT  -  0.68%
Emerson Electric Co.                                                                            1,470,000          83,423
Hubbell Inc., Class B                                                                           1,605,000          68,758
                                                                                                                  152,181

MACHINERY  -  0.64%
Volvo AB, Class B                                                                               2,700,000          75,153
Spirax-Sarco Engineering PLC                                                                    3,336,391          31,503
Fong's Industries Co. Ltd. (2)                                                                 31,750,000          22,688
Seco Tools AB, Class B                                                                            255,000           8,498
Cummins Capital Trust I 7.00% QUIPS convertible preferred 2031  (3)                               100,000           6,169
                                                                                                                  144,011

BUILDING PRODUCTS  -  0.61%
Geberit AG                                                                                        207,500          85,225
Uponor Oyj                                                                                      1,460,000          38,743
Ultraframe PLC                                                                                  3,317,000          13,661
                                                                                                                  137,629

BEVERAGES  -  0.60%
Foster's Group Ltd.                                                                            41,522,163         134,177


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  0.60%
Premier Farnell PLC (2)                                                                        19,158,484          83,144
Solectron Corp. 0% LYON convertible notes 2020                                               $ 51,000,000          29,325
Solectron Corp. 7.25% ACES convertible preferred 2004                                           1,350,000 units    21,695
                                                                                                                  134,164

INDUSTRIAL CONGLOMERATES  -  0.59%
General Electric Co.                                                                            4,600,000         133,446


SPECIALTY RETAIL  -  0.54%
Dixons Group PLC                                                                               34,184,561          78,653
Toys "R" Us, Inc. 6.25% 2005                                                                      805,000 units    33,005
DFS Furniture Co. PLC                                                                           1,391,430           9,457
                                                                                                                  121,115

OTHER  -  3.87%
IHC Caland NV (2)                                                                               1,679,797          71,438
Kowloon Motor Bus Co. (1933) Ltd.                                                              12,354,000          63,624
Sonic Healthcare Ltd.                                                                          12,813,749          62,156
Vodafone Group PLC                                                                             20,000,000          41,949
Vodafone Group PLC (ADR)                                                                          875,000          18,506
Singapore Technologies Engineering Ltd.                                                        48,700,000          54,002
Sky City Ltd.                                                                                   8,729,800          47,817
Texwinca Holdings Ltd.                                                                         56,500,000          40,373
Temple-Inland Inc. 7.50% Upper DECS 2005                                                          690,000 units    36,480
ServiceMaster Co.                                                                               3,080,600          35,334
WD-40 Co. (2)                                                                                   1,076,650          34,937
Raytheon Co. - RC Trust I 8.25% convertible preferred 2006                                        682,000 units    34,441
Pacifica Group Ltd. (2)                                                                         9,300,000          33,801
Cheung Kong Infrastructure Holdings Ltd.                                                       14,223,000          30,856
SCMP Group Ltd.                                                                                50,005,117          24,465
SMRT Corp. Ltd.                                                                                68,363,000          24,156
Ekornes ASA                                                                                     1,455,425          24,135
Hung Hing Printing Group Ltd.                                                                  28,550,000          23,525
General Motors Corp., Series B, 5.25% convertible debentures 2032                             $ 1,000,000          23,160
JCG Holdings Ltd.                                                                              29,432,000          22,168
Ford Motor Co. Capital Trust II 6.50% cumulative convertible
   trust preferred 2032                                                                           473,600          21,999
Hilton Group PLC                                                                                6,300,000          20,715
Baxter International Inc. 7.00% convertible preferred 2006                                        400,000 units    19,780
Electronic Data Systems Corp. 7.625% FELINE PRIDES 2004                                           929,500 units    19,194
Hays PLC                                                                                        5,200,000          10,752
Northrop Grumman Corp. 7.25% convertible preferred 2004                                           100,000 units    10,090
Singapore Post Private Ltd.                                                                    25,010,000           9,628
Qantas Airways Ltd.                                                                             3,503,800           8,944
Shui On Construction and Materials Ltd. (1)                                                     1,766,000           2,626
                                                                                                                  871,051

Miscellaneous  -  4.95%
Other equity securities in initial period of acquisition                                                        1,113,286


TOTAL EQUITY SECURITIES (cost: $12,347,758,000)                                                                14,601,178


                                                                                                Principal          Market
                                                                                                 amount             value
Bonds & notes - 28.26%                                                                            (000)             (000)

DIVERSIFIED TELECOMMUNICATION SERVICES  -  2.09%
Deutsche Telekom International Finance BV:
 8.25% 2005 (5)                                                                                 $  30,475       $  33,311
 3.875% 2008                                                                                       10,375          10,356
 8.50% 2010 (5)                                                                                     5,000           6,027
 5.25% 2013                                                                                        11,500          11,455
 8.75% 2030 (5)                                                                                    20,000          25,250
France Telecom: (5)
 8.45% 2006                                                                                        12,000          13,448
 9.00% 2011                                                                                        31,750          38,368
Orange PLC:
 8.75% 2006                                                                                         5,035           5,770
 9.00% 2009                                                                                        18,725          20,212
Koninklijke KPN NV:
 7.50% 2005                                                                                        54,007          59,044
 8.00% 2010                                                                                        12,000          14,325
Sprint Capital Corp.:
 6.00% 2007                                                                                        27,500          29,168
 7.625% 2011                                                                                       32,000          35,266
British Telecommunications PLC 7.875% 2005 (5)                                                     38,000          42,100
AT&T Corp. 7.00% 2006 (5)                                                                          30,000          33,250
SBC Communications Inc. 5.75% 2006                                                                 19,900          21,429
Telefonos de Mexico, SA de CV 8.25% 2006                                                           15,000          16,669
PCCW-HKT Capital Ltd.:
 7.75% 2011 (3)                                                                                    12,450          14,153
 7.75% 2011                                                                                         1,800           2,046
Telefonica Europe BV 7.35% 2005                                                                    10,000          10,909
Qwest Services Corp. 13.00% 2007 (3)                                                                8,840          10,078
Telecom Italia Capital: (3)
 4.00% 2008                                                                                         5,750           5,751
 5.25% 2013                                                                                         4,250           4,227
Singapore Telecommunications Ltd.:
 6.375% 2011 (3)                                                                                      175             193
 6.375% 2011                                                                                        6,575           7,247
                                                                                                                  470,052

WIRELESS TELECOMMUNICATION SERVICES  -  1.36%
AT&T Wireless Services, Inc.:
 7.50% 2007                                                                                         3,075           3,452
 7.875% 2011                                                                                       69,433          79,475
Tritel PCS, Inc. 10.375% 2011                                                                      43,364          52,081
TeleCorp PCS, Inc. 10.625% 2010                                                                    11,823          13,950
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006                                    91,600          97,912
Vodafone Group PLC:
 7.625% 2005                                                                                       50,000          53,669
 7.75% 2010                                                                                         5,000           5,923
                                                                                                                  306,462

COMMERCIAL BANKS  -  1.35%
Household Finance Corp.:
 8.00% 2005                                                                                        15,206          16,569
 6.50% 2006                                                                                        20,000          21,774
 5.75% 2007                                                                                        11,000          11,885
 6.40% 2008                                                                                        25,000          27,775
Wells Fargo & Co.:
 5.125% 2007                                                                                       20,000          21,340
 3.50% 2008                                                                                        10,000           9,997
Wells Fargo Financial, Inc. 6.125% 2012                                                            15,000          16,368
J.P. Morgan Chase & Co.:
 5.35% 2007                                                                                         8,000           8,595
 4.00% 2008                                                                                        10,000          10,153
 5.75% 2013                                                                                        15,000          15,772
Chase Manhattan Corp. 6.50% 2005                                                                    4,000           4,297
Bank of America Corp.:
 5.25% 2007                                                                                        20,000          21,380
 3.875% 2008                                                                                        4,400           4,468
 4.875% 2012                                                                                        2,000           1,999
BankAmerica Corp.:
 Series I, 7.125% 2005                                                                              1,500           1,619
 7.125% 2006                                                                                        1,000           1,110
 7.125% 2011                                                                                        1,750           2,031
Royal Bank of Scotland Group PLC, Series 3, 7.816% (undated)                                       20,000          22,180
Bank One, National Association 5.50% 2007                                                          20,000          21,692
HVB Funding Trust III 9.00% 2031 (3)                                                               15,000          17,488
Credit Suisse First Boston (USA), Inc. 4.625% 2008                                                 12,000          12,482
Popular North America, Inc., Series E, 3.875% 2008                                                 10,000           9,932
Signet Bank 7.80% 2006                                                                              7,760           8,873
SocGen Real Estate Co. LLC, Series A, 7.64% (undated) (3)  (5)                                      7,610           8,588
Zions Bancorp. 6.00% 2015                                                                           4,000           4,165
                                                                                                                  302,532

INSURANCE  -  1.21%
Monumental Global Funding Trust II: (3)
 2001-B, Series B, 6.05% 2006                                                                      25,000          27,103
 2002-A, Series A, 5.20% 2007                                                                      35,000          37,749
International Lease Finance Corp.:
 4.35% 2008                                                                                        18,500          18,760
 4.50% 2008                                                                                        12,000          12,331
 4.55% 2009                                                                                         4,600           4,558
AIG SunAmerica Global Financing II 7.60% 2005 (3)                                                  20,000          21,853
Prudential Insurance Co. of America 6.375% 2006 (3)                                                27,945          30,657
Prudential Holdings, LLC, Series C, 8.695% 2023 (3)  (6)                                           15,000          18,194
Prudential Funding LLC 6.60% 2008 (3)                                                               6,000           6,692
Allstate Corp. 5.375% 2006                                                                         20,000          21,576
Allstate Financial Global Funding LLC 5.25% 2007 (3)                                               15,000          16,099
Nationwide Life Insurance Co. 5.35% 2007 (3)                                                       22,500          24,090
Mangrove Bay Pass Through Trust 6.102% 2033 (3)                                                    17,000          16,573
Principal Life Global 4.40% 2010 (3)                                                               10,000           9,987
CNA Financial Corp. 6.75% 2006                                                                      3,230           3,281
Lincoln National Corp. 6.50% 2008                                                                   2,000           2,204
                                                                                                                  271,707

MEDIA  -  1.12%
Viacom Inc.:
 5.625% 2007                                                                                       40,000          43,280
 6.625% 2011                                                                                       15,000          16,828
Liberty Media Corp.:
 3.50% 2006                                                                                         7,000           6,919
 7.875% 2009                                                                                       38,250          43,285
Comcast Cable Communications, Inc.:
 8.375% 2007                                                                                       20,000          23,138
 6.875% 2009                                                                                       10,000          11,199
Cox Radio, Inc. 6.625% 2006                                                                        30,000          32,156
Time Warner Inc. 8.18% 2007                                                                        20,000          23,102
AOL Time Warner Inc. 6.15% 2007                                                                     5,000           5,441
Univision Communications Inc.:
 2.875% 2006                                                                                       13,000          12,958
 3.875% 2008                                                                                        4,100           4,054
 7.85% 2011                                                                                         5,630           6,634
Clear Channel Communications, Inc.:
 6.00% 2006                                                                                         7,000           7,557
 6.625% 2008                                                                                        8,245           9,161
Chancellor Media Corp. of Los Angeles 8.00% 2008                                                    5,000           5,762
                                                                                                                  251,474

HEALTH CARE PROVIDERS & SERVICES  -  0.96%
HCA Inc.:
 7.125% 2006                                                                                       61,801          66,231
 6.95% 2012                                                                                         4,000           4,149
 6.25% 2013                                                                                        11,600          11,490
 6.75% 2013                                                                                        10,000          10,260
Columbia/HCA Healthcare Corp.:
 7.15% 2004                                                                                         4,050           4,108
 6.91% 2005                                                                                        10,345          10,866
 7.00% 2007                                                                                        20,230          21,793
 7.25% 2008                                                                                        13,150          14,241
HCA - The Healthcare Co. 8.75% 2010                                                                10,150          11,698
Aetna Inc. 7.375% 2006                                                                             17,250          19,063
Health Net, Inc. 8.375% 2011                                                                       14,785          17,510
Humana Inc. 7.25% 2006                                                                             12,850          14,032
UnitedHealth Group Inc. 7.50% 2005                                                                  9,270          10,216
                                                                                                                  215,657

AUTOMOBILES & COMPONENTS -  0.96%
General Motors Acceptance Corp.:
 7.50% 2005                                                                                        20,000          21,423
 4.50% 2006                                                                                        10,000          10,160
 6.125% 2006                                                                                       25,000          26,444
 6.125% 2007                                                                                        7,250           7,644
 6.875% 2011                                                                                        8,000           8,265
 6.875% 2012                                                                                        4,750           4,877
General Motors Corp. 7.20% 2011                                                                     4,145           4,353
DaimlerChrysler North America Holding Corp.:
 7.40% 2005                                                                                        25,000          26,436
 6.40% 2006                                                                                        28,000          29,949
 4.05% 2008                                                                                         4,480           4,335
 4.75% 2008                                                                                         2,520           2,520
Ford Motor Credit Co.:
 6.875% 2006                                                                                       17,000          17,801
 7.25% 2011                                                                                        19,000          19,327
 7.375% 2011                                                                                       20,000          20,391
Meritor Automotive, Inc. 6.80% 2009                                                                 2,500           2,438
ArvinMeritor, Inc. 8.75% 2012                                                                       8,000           8,440
                                                                                                                  214,803

DIVERSIFIED FINANCIAL SERVICES  -  0.92%
USA Education, Inc. 5.625% 2007                                                                    38,000          41,007
SLM Corp.:
 Series A, 3.625% 2008                                                                             10,000          10,005
 3.95% 2008                                                                                         3,000           3,023
General Electric Capital Corp.:
 Series A, 5.00% 2007                                                                              40,000          42,441
 4.25% 2008                                                                                        10,000          10,306
MBNA Corp.:
 5.625% 2007                                                                                       26,000          27,742
 Series F, 7.50% 2012                                                                                 800             914
 Series F, 6.125% 2013                                                                              4,000           4,176
 5.00% 2015                                                                                         2,000           1,912
MBNA America Bank, National Association 5.375% 2008                                                 5,000           5,317
Capital One Bank:
 6.875% 2006                                                                                       15,000          16,290
 5.75% 2010                                                                                         3,000           3,151
Capital One Financial Corp.:
 7.25% 2003                                                                                         1,000           1,004
 8.75% 2007                                                                                         3,250           3,641
 7.125% 2008                                                                                        5,750           6,205
CIT Group Inc. 6.875% 2009                                                                         16,000          17,872
Citigroup Inc. 3.50% 2008                                                                           5,000           5,001
Commercial Credit Co. 6.625% 2006                                                                   1,975           2,188
American Express Credit Corp. 3.00% 2008                                                            5,000           4,882
                                                                                                                  207,077

UTILITIES  -  0.88%
Dominion Resources, Inc.:
 Series B, 4.125% 2008                                                                             10,000          10,179
 Series 2002-D, 5.125% 2009                                                                         8,250           8,704
 Series 2000-A, 8.125% 2010                                                                        15,000          17,964
 Series 2002-C, 5.70% 2012 (5)                                                                      4,250           4,454
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007                                         6,000           6,411
NiSource Finance Corp.:
 7.625% 2005                                                                                       17,725          19,444
 6.15% 2013                                                                                         3,000           3,198
 5.40% 2014                                                                                        25,000          25,047
Cilcorp Inc.:
 8.70% 2009                                                                                        17,025          20,419
 9.375% 2029                                                                                        5,000           6,585
AmerenEnergy Generating Co., Series D, 8.35% 2010                                                   5,000           6,071
Exelon Generation Co., LLC 6.95% 2011                                                              16,600          18,548
Commonwealth Edison Co.:
 Series 99, 3.70% 2008                                                                              2,750           2,756
 Series 101, 4.70% 2015                                                                             3,000           2,890
Exelon Corp. 6.75% 2011                                                                             2,000           2,220
Alabama Power Co.:
 Series X, 3.125% 2008                                                                              1,800           1,759
 4.70% 2010                                                                                         1,750           1,768
 Series Q, 5.50% 2017                                                                               4,000           4,129
Southern Power Co., Series B, 6.25% 2012                                                            6,000           6,489
Progress Energy, Inc. 6.85% 2012                                                                    8,000           8,915
TGT Pipeline, LLC 5.20% 2018 (3)                                                                    7,250           6,809
Public Service Co. of Colorado 4.875% 2013                                                          5,000           4,966
Oncor Electric Delivery Co. 6.375% 2012                                                             3,725           4,088
Kern River Funding Corp. 4.893% 2018 (3)  (6)                                                       3,125           3,075
MidAmerican Energy Co. 5.125% 2013                                                                  1,500           1,514
                                                                                                                  198,402

MULTI-UTILITIES & UNREGULATED POWER  -  0.72%
Williams Companies, Inc.:
 7.125% 2011                                                                                       30,000          30,900
 8.125% 2012                                                                                       30,700          33,309
Williams Holdings of Delaware, Inc.:
 6.25% 2006                                                                                        24,000          24,720
 6.50% 2008                                                                                         6,000           6,090
Transcontinental Gas Pipe Line Corp., Series B, 8.875% 2012                                         8,000           9,400
Duke Capital Corp.:
 7.50% 2009                                                                                         8,000           9,037
 6.25% 2013                                                                                         5,000           5,181
Duke Energy Corp. First and Refunding Mortgage Bonds, Series B, 3.75% 2008                         10,000          10,005
El Paso Corp.:
 7.00% 2011                                                                                         5,000           4,237
 7.875% 2012                                                                                        8,000           6,860
 7.75% 2032                                                                                         7,000           5,338
Constellation Energy Group, Inc. 6.125% 2009                                                       11,000          12,050
Equitable Resources, Inc.:
 5.15% 2012                                                                                         2,500           2,568
 5.15% 2018 (3)                                                                                     3,125           3,085
                                                                                                                  162,780


REAL ESTATE  -  0.57%
United Dominion Realty Trust, Inc.:
 4.50% 2008                                                                                         4,500           4,560
 6.50% 2009                                                                                        18,500          20,378
Hospitality Properties Trust:
 7.00% 2008                                                                                         3,000           3,210
 6.75% 2013                                                                                        18,925          19,547
EOP Operating LP:
 6.50% 2004                                                                                           865             873
 6.625% 2005                                                                                          500             528
 8.375% 2006                                                                                          600             674
 7.75% 2007                                                                                        14,000          16,050
Spieker Properties, LP 7.125% 2009                                                                  2,000           2,264
Developers Diversified Realty Corp. 4.625% 2010                                                    19,205          18,781
Kimco Realty Corp.:
 Series C, 3.95% 2008                                                                               3,000           2,993
 6.00% 2012                                                                                         2,000           2,118
Price REIT, Inc. 7.50% 2006                                                                         2,900           3,296
Simon Property Group, LP:
 5.375% 2008                                                                                        2,000           2,100
 4.875% 2010                                                                                        5,000           5,065
Federal Realty Investment Trust:
 6.125% 2007                                                                                        4,500           4,699
 8.75% 2009                                                                                         1,000           1,195
Boston Properties LP 6.25% 2013                                                                     5,000           5,332
Rouse Co. 7.20% 2012                                                                                4,700           5,231
Archstone-Smith Operating Trust  5.00% 2007                                                         5,000           5,223
ERP Operating Limited Partnership 6.625% 2012                                                       3,000           3,297
                                                                                                                  127,414

CONSUMER STAPLES  -  0.53%
Delhaize America, Inc.:
 7.375% 2006                                                                                        7,000           7,508
 8.125% 2011                                                                                       14,000          15,523
Nabisco, Inc.:
 7.05% 2007                                                                                         1,000           1,124
 7.55% 2015                                                                                         6,645           7,868
 6.375% 2035 (5)                                                                                   10,020          10,532
Kraft Foods Inc.:
 4.625% 2006                                                                                        1,000           1,043
 6.25% 2012                                                                                         1,855           2,002
Unilever Capital Corp. 6.875% 2005                                                                 20,000          21,847
Wal-Mart Stores, Inc. 3.375% 2008                                                                  12,000          11,853
SUPERVALU INC:
 7.625% 2004                                                                                        2,000           2,080
 7.875% 2009                                                                                        5,212           5,989
 7.50% 2012                                                                                         2,980           3,375
Albertson's, Inc. 7.50% 2011                                                                       10,000          11,427
Kellogg Co. 6.00% 2006                                                                              5,750           6,196
Cadbury Schweppes US Finance LLC 5.125% 2013 (3)                                                    5,500           5,466
Fred Meyer, Inc. 7.375% 2005                                                                        5,000           5,342
                                                                                                                  119,175

OTHER  -  2.90%
Electronic Data Systems Corp. 6.00% 2013 (3) (5)                                                   60,000          56,937
Tyco International Group SA:
 6.375% 2005                                                                                       20,000          21,075
 5.80% 2006                                                                                         5,000           5,250
 6.125% 2008                                                                                       15,000          15,844
 6.125% 2009                                                                                        3,000           3,169
 6.375% 2011                                                                                        4,500           4,703
Motorola, Inc.:
 6.75% 2006                                                                                        23,000          24,786
 7.625% 2010                                                                                       10,000          11,274
 8.00% 2011                                                                                         5,000           5,799
Phillips Petroleum Co. 8.50% 2005                                                                  34,925          38,422
Packaging Corp. of America: (3)
 4.375% 2008                                                                                       25,000          24,840
 5.75% 2013                                                                                         4,000           3,995
Dow Chemical Co.:
 5.00% 2007                                                                                        10,500          10,944
 5.75% 2008                                                                                        10,500          11,179
 5.75% 2009                                                                                         5,000           5,279
Washington Mutual, Inc.:
 2.40% 2005                                                                                         7,000           6,996
 7.50% 2006                                                                                        16,500          18,515
J.C. Penney Co., Inc.:
 8.00% 2010                                                                                         8,000           8,940
 7.40% 2037                                                                                        15,065          16,044
Cendant Corp.:
 6.875% 2006                                                                                       14,525          15,974
 6.25% 2008                                                                                         1,750           1,901
 7.375% 2013                                                                                        2,500           2,869
PHH Corp. 6.00% 2008                                                                                3,000           3,213
MGM Mirage, Inc. 8.50% 2010                                                                        17,000          19,359
MGM Grand, Inc. 6.875% 2008                                                                         2,000           2,118
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011 (3)  (6)                           19,365          21,210
Weyerhaeuser Co.:
 5.95% 2008                                                                                        11,593          12,419
 5.25% 2009                                                                                         7,000           7,228
 6.75% 2012                                                                                         1,000           1,084
Toys "R" Us, Inc.:
 6.875% 2006                                                                                        5,000           5,398
 7.625% 2011                                                                                        5,000           5,519
 7.875% 2013                                                                                        5,055           5,594
 7.375% 2018                                                                                        3,585           3,696
Pemex Finance Ltd. 8.875% 2010 (6)                                                                 12,427          14,630
Starwood Hotels & Resorts Worldwide, Inc. 7.375% 2007                                              11,500          12,449
IT&T Corp. 6.75% 2005                                                                               2,000           2,120
Lennar Corp., Series B, 9.95% 2010                                                                 12,125          13,995
Hilton Hotels Corp.:
 7.625% 2008                                                                                        4,000           4,425
 7.20% 2009                                                                                         5,662           6,179
 7.625% 2012                                                                                        2,825           3,139
Worldspan LP 9.625% 2011 (3)                                                                       13,860          13,583
Raytheon Co.:
 6.30% 2005                                                                                         5,500           5,786
 6.50% 2005                                                                                         7,063           7,564
Hyatt Equities, LLC 6.875% 2007 (3)                                                                12,120          12,879
Hutchison Whampoa International Ltd. 6.50% 2013 (3)                                                11,800          12,316
Lowe's Companies, Inc.:
 Series B, 6.70% 2007                                                                               5,455           6,067
 8.25% 2010                                                                                         4,455           5,439
Valero Energy Corp. 6.125% 2007                                                                    10,000          10,948
Fort James Corp. 6.875% 2007                                                                       10,050          10,653
International Paper Co. 8.125% 2024                                                                10,000          10,580
WMX Technologies, Inc. 8.00% 2004                                                                   9,785          10,057
Carnival Corp. 6.15% 2008                                                                           8,250           8,818
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012                                       10,000           8,762
John Deere Capital Corp. 3.90% 2008                                                                 8,000           8,107
Royal Caribbean Cruises Ltd.:
 7.25% 2006                                                                                         4,500           4,759
 8.75% 2011                                                                                         2,500           2,800
International Game Technology 8.375% 2009                                                           6,000           7,170
BHP Finance Ltd. 6.69% 2006                                                                         6,480           7,137
Harrah's Operating Co., Inc. 7.125% 2007                                                            6,000           6,745
Pulte Corp. 8.375% 2004                                                                             6,430           6,656
Allegheny Technologies, Inc. 8.375% 2011                                                            8,000           6,600
Johnson & Johnson 8.72% 2024                                                                        5,750           6,371
Bristol-Myers Squibb Co. 5.25% 2013 (3)                                                             5,000           5,117
Target Corp.:
 5.95% 2006                                                                                         2,000           2,174
 3.375% 2008                                                                                        1,650           1,644
Office Depot, Inc. 6.25% 2013                                                                       3,000           3,114
Norske Skogindustrier ASA 6.125% 2015 (3)                                                           2,000           2,012
Nordstrom, Inc. 8.95% 2005                                                                            525             586
                                                                                                                  652,954

COLLATERALIZED MORTGAGE-/ASSET-BACKED OBLIGATIONS  -  4.89%
British Airways PLC 8.75% 2016 (5)                                                      Lira       38,750          65,349
Wells Fargo Mortgage Backed Securities Trust: (6)
 Series 2003-13, Class A-1, 4.50% 2018                                                          $  20,000          19,646
 Series 2003-12, Class A-1, 4.75% 2018                                                             10,000           9,900
 Series 2003-K, Class A-1, 4.522% 2033 (5)                                                         25,000          24,773
 Series 2003-M, Class A-1, 4.78% 2033                                                              10,000           9,894
WaMu Mortgage Pass-Through Certificates Trust: (5)  (6)
 Series 2003-AR7, Class A-7, 3.842% 2033                                                           22,056          21,571
 Series 2003-AR8, Class A, 4.03% 2033                                                               9,581           9,657
 Series 2003-AR6, Class A-1, 4.385% 2033                                                           24,469          24,452
AmeriCredit Automobile Receivables Trust, Class A-4, FSA insured: (6)
 Series 2002-C, 3.55% 2009                                                                         32,000          32,234
 Series 2003-CF, 3.48% 2010                                                                        20,000          19,314
Bear Stearns Commercial Mortgage Securities Inc.: (6)
 Series 2002-HOME, Class A, 1.72% 2013 (3)  (5)                                                    25,720          25,664
 Series 1999-WF2, Class A-1, 6.80% 2031                                                            22,126          23,701
Morgan Stanley Dean Witter Capital I Trust, Class A-1: (6)
 Series 2001-TOP5, 5.02% 2035                                                                      15,849          16,606
 Series 2003-TOP9, 3.98% 2036                                                                      31,128          31,133
Metris Master Trust: (5)  (6)
 Series 2001-1, Class B, 1.92% 2007                                                                15,484          15,513
 Series 2001-3, Class A, 1.35% 2008                                                                 8,500           8,357
 Series 2000-3, Class A, 1.38% 2009                                                                18,000          17,245
 Series 2001-2, Class A, 1.44% 2009                                                                 3,500           3,314
CHL Mortgage Pass-Through Trust: (6)
 Series 2003-J6, Class 2-A-1, 4.75% 2018                                                            4,290           4,277
 Series 2003-27, Class A-1, 3.846% 2033 (5)                                                         8,632           8,565
 Series 2003-56, Class A-6, 4.95% 2033                                                             30,000          30,465
Chase Commercial Mortgage Securities Corp., Class A-1: (6)
 Series 1998-2, 6.025% 2030                                                                        13,604          14,533
 Series 2000-2, 7.543% 2032                                                                        16,873          18,747
 Series 2000-1, 7.656% 2032                                                                         8,399           9,274
Banc of America Mortgage Securities Trust: (5)  (6)
 Series 2003-F, Class 2-A-1, 3.734% 2033                                                            4,421           4,402
 Series 2003-G, Class 2-A-1, 4.088% 2033                                                           19,163          19,208
 Series 2003-D, Class 2-A-1, 4.183% 2033                                                           18,009          18,079
MMCA Auto Owner Trust: (6)
 Series 2000-2, Class B, 7.42% 2005                                                                 8,000           8,179
 Series 2001-3, Class A-3, 1.37% 2006 (5)                                                           3,909           3,894
 Series 2001-3, Class B, 2.07% 2008 (5)                                                             2,639           2,507
 Series 2002-4, Class A-4, 3.05% 2009                                                               4,000           3,938
 Series 2002-3, Class A-4, 3.57% 2009                                                              10,000           9,933
 Series 2002-2, Class A-4, 4.30% 2010                                                              10,000          10,117
 Series 2002-2, Class B, 4.67% 2010                                                                 1,509           1,326
Salomon Brothers Commercial Mortgage Trust, Class A-1: (6)
 Series 2001-C2, 4.482% 2006                                                                       13,007          13,457
 Series 2000-C1, 7.46% 2008                                                                        21,494          24,007
Bear Stearns ARM Trust: (5)  (6)
 Series 2003-6, Class A-2, 4.079% 2033                                                             18,888          19,071
 Series 2003-3, Class II-A-2, 4.224% 2033                                                          14,902          14,997
MBNA Master Credit Card Trust II: (6)
 Series 2000-I, Class A, 6.90% 2008                                                                25,000          27,136
 Series 2000-H, Class B, 1.72% 2013 (5)                                                             5,000           5,028
Chase Funding Trust, Series 2003-1, Class IIA-2, 1.45% 2032 (5)  (6)                               30,000          29,981
PP&L Transition Bond Co. LLC, Series 1999-1: (6)
 Class A-7, 7.05% 2009                                                                             10,000          11,207
 Class A-8, 7.15% 2009                                                                             16,190          18,599
CS First Boston Mortgage Securities Corp.: (6)
 Series 2003-AR20, Class II-A-2, 4.028% 2033 (5)                                                    9,084           9,123
 Series 2001-CF2, Class A-3, 6.238% 2034                                                           11,000          12,069
 Series 1998-C1, Class C, 6.78% 2040                                                                6,550           7,224
CPS Auto Receivables Trust, Class A-2, XLCA insured: (3)  (6)
 Series 2003-A, 2.89% 2009                                                                          6,492           6,461
 Series 2002-B, 3.50% 2009                                                                         14,469          14,733
 Series 2002-C, 3.52% 2009                                                                          4,288           4,325
Consumer Credit Reference Index Securities Program Trust,
   Series 2002-1, AMBAC insured, 3.14% 2007 (3)  (5)  (6)                                          20,000          19,943
Delta Air Lines, Inc.:
 Series 2003-1, Class G, AMBAC insured, 1.911% 2009 (3)  (5)  (6)                                   4,387           4,415
 Series 2001-1, Class A-2, 7.111% 2013                                                              5,000           5,097
 Series 2002-1, Class C, 7.779% 2013 (6)                                                            9,219           7,896
 1991 Equipment Certificates Trust, Series K, 10.00% 2014 (3)  (6)                                  2,000           1,555
SeaWest Securitization, LLC, XLCA insured: (3)  (6)
 Series 2002-A, Class A-2, 2.58% 2008                                                               4,184           4,195
 Series 2002-A, Class A-3, 3.58% 2008                                                               1,000           1,018
 Series 2003-A, Class A-2, 2.84% 2009                                                              12,000          12,143
GE Capital Commercial Mortgage Corp., Series 2001-1,
   Class A-1, 6.079% 2033 (6)                                                                      16,073          17,328
GMAC Commercial Mortgage Securities, Inc., Series 1998-C1,
   Class D, 6.974% 2030 (6)                                                                        15,595          17,166
Triad Automobile Receivables Owner Trust, Class A-3, AMBAC insured: (6)
 Series 2002-A, 2.62% 2007                                                                          6,750           6,829
 Series 2002-1, 3.00% 2009 (3)                                                                     10,000          10,144
Continental Airlines, Inc.:
 MBIA insured, 2.046% 2009 (5)                                                                      2,000           2,018
 Series 1997-4, Class A, 6.90% 2019 (6)                                                             5,056           4,987
 Series 2000-1, Class A-1, 8.048% 2022 (6)                                                          7,225           7,388
Home Equity Asset Trust, Series 2003-5, Class A-2, 1.47% 2033 (5) (6)                              14,044          14,053
Host Marriott Pool Trust, Series 1999-HMTA, Class A, 6.98% 2015 (3) (6)                            11,088          12,114
Pass-through Amortizing Credit Card Trusts, Series 2002-1,
   Class A-3FX, 6.298% 2012 (3)  (6)                                                               11,709          11,823
Southwest Airlines Co., Series 2001-1: (6)
 Class A-2, 5.496% 2006                                                                             1,400           1,508
 Class B, 6.126% 2006                                                                               8,500           9,246
California Infrastructure and Economic Development Bank, Special Purpose Trust, Series 1997-1:  (6)
 SCE-1, Class A-6, 6.38% 2008                                                                       7,220           7,696
 PG&E-1, Class A-7, 6.42% 2008                                                                      2,687           2,861
Educational Enhancement Funding Corp. Tobacco Settlement Bonds,
   Series 2002-A, 6.72% 2025 (6)                                                                   11,053          10,491
Merrill Lynch Mortgage Investors, Inc., Series 2003-A6, Class II-A,
   4.311% 2033 (5)  (6)                                                                            10,000          10,060
Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates,
   Series 2003-5, Class A-2, 2.43% 2033 (6)                                                        10,000          10,008
CompuCredit Credit Card Master Note Business Trust, Series 2001-One,
   Class A, 1.51% 2008 (3) (5) (6)                                                                 10,000           9,968
Residential Funding Mortgage Securities I, Series 2003-S15, Class A-1,
   4.50% 2018 (6)                                                                                   9,798           9,626
Residential Asset Securities Corp. Trust, Series 2002-KS8, Class A-3,
   AMBAC insured, 3.69% 2027 (6)                                                                    9,000           9,160
Drive Auto Receivables Trust, Series 2003-1, Class A-3, MBIA insured,
   2.41% 2007 (3) (6)                                                                               9,000           9,051
New South Motor Vehicle Trust, Series 2002-A, Class A-3, AMBAC insured,
   3.03% 2010 (6)                                                                                   8,000           8,125
Capital One Multi-asset Execution Trust, Series 2003-1, Class A,
   1.51% 2009 (5) (6)                                                                               8,000           8,043
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-3, 5.70% 2023 (6)                         7,500           7,708
Tobacco Settlement Financing Corp., Tobacco Settlement Asset-Backed Bonds,
   Series 2001-A, 6.36% 2025 (6)                                                                    7,909           7,670
Structured Asset Securities Corp., Series 2003-17A, Class 3-A1,
   4.01% 2033 (5) (6)                                                                               7,401           7,258
Green Tree Financial Corp., Series 1998-4, Class A-5, 6.18% 2030 (6)                                6,852           6,980
Coast-to-Coast Motor Vehicle Owner Trust, Series 2000-A, Class A-4,
   MBIA insured, 7.33% 2006 (3) (6)                                                                 6,433           6,477
Banco Itau SA, Series 2002-2, XLCA insured, 1.828% 2006 (3) (5) (6)                                 6,000           5,970
Providian Master Trust, Series 2000-3, Class C, 7.60% 2007 (3) (6)                                  5,000           5,053
SLM Private Credit Student Loan Trust, Series 2002-A, Class A-2,
   1.69% 2030 (5) (6)                                                                               5,000           5,027
Security National Mortgage Loan Trust, Series 2000-1, Class A-2,
   8.75% 2024 (3) (6)                                                                               4,624           4,882
Duck Auto Owner Trust, Series 2002-B, Class A, XLCA insured,
   2.985% 2007 (3) (6)                                                                              3,363           3,374
Continental Auto Receivables Owner Trust, Series 2000-A, Class A-4,
   MBIA insured, 7.42% 2004 (3) (6)                                                                 3,053           3,072
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013                                      3,000           3,053
Prestige Auto Receivables Trust, Series 2001-1A, Class A, FSA insured,
   5.26% 2009 (3) (6)                                                                               2,131           2,188
NPF XII, Inc.: (3) (4) (6) (7)
 Series 2001-1A, Class A, 1.989% 2004  (5)                                                          3,000             360
 Series 2001-3, Class A, 5.52% 2007                                                                 5,000             600
Northwest Airlines, Inc., Series 2002-1, Class G-2, MBIA insured,
   6.264% 2021 (6)                                                                                    900             929
Jet Equipment Trust, Series 1995-B, Class C, 9.71% 2015 (3) (6) (7)                                 5,000             290
NextCard Credit Card Master Note Trust, Series 2001-1A, Class A,
   1.42% 2007 (3) (5) (6)                                                                              93              92
                                                                                                                1,100,123


FEDERAL AGENCY OBLIGATIONS: MORTGAGE PASS-THROUGHS   (6) -  1.68%
Fannie Mae:
 3.82% 2033 (5)                                                                                    28,009          27,910
 4.011% 2033 (5)                                                                                    4,898           4,920
 4.222% 2033 (5)                                                                                    7,710           7,768
 5.00% 2018 - 2033                                                                                 31,581          31,869
 5.50% 2017 - 2033                                                                                103,920         106,242
 6.00% 2016 - 2017                                                                                 53,955          56,249
 6.50% 2031 - 2032                                                                                  9,846          10,248
 7.00% 2016 - 2032                                                                                  5,419           5,719
 7.50% 2029 - 2031                                                                                  2,426           2,594
 10.50% 2021 - 2022                                                                                 1,984           2,303
 11.00% 2015 - 2020                                                                                 3,958           4,656

Freddie Mac:
 4.50% 2018                                                                                         9,725           9,695
 5.00% 2018                                                                                        23,220          23,602
 5.50% 2033                                                                                        27,000          27,129
 6.00% 2017                                                                                         1,504           1,568
 7.50% 2032                                                                                        10,003          10,723

Government National Mortgage Assn.:
 5.50% 2033                                                                                        41,950          42,500
 6.50% 2032                                                                                         3,564           3,740
                                                                                                                  379,435


FEDERAL AGENCY OBLIGATIONS: COLLATERALIZED MORTGAGE OBLIGATIONS (6) -  0.13%
Fannie Mae:
 Series 2002-W7, Class A-2, 4.80% 2022                                                              5,000           5,159
 Series 2002-W3, Class A-5, 7.50% 2028                                                              1,422           1,558
 Series 2003-W10, Class 1A-2B, 3.112% 2037                                                          9,726           9,696
 Series 2001-50, Class BA, 7.00% 2041                                                               1,732           1,836
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.542% 2027 (3) (5)                    4,788           5,301
Freddie Mac, Series T-056, Class A-2A, 2.842% 2036                                                  5,000           4,990
                                                                                                                   28,540

OTHER FEDERAL AGENCY OBLIGATIONS  -  0.42%
Fannie Mae: 7.125% 2005                                                                            65,500          70,073
Freddie Mac: 7.00% 2005                                                                            22,500          24,414
                                                                                                                   94,487

GOVERNMENT & GOVERNMENTAL AUTHORITIES (EXCLUDING U.S.)  -  0.05%
United Mexican States Government Global 4.625% 2008                                                12,200          12,261

U.S. TREASURY NOTES AND BONDS  -  5.20%
 11.875% November 2003                                                                            137,000         137,471
 7.25% May 2004                                                                                   200,000         206,532
 12.375% May 2004                                                                                  96,000         101,745
 13.750% August 2004                                                                              162,000         177,795
 7.875% November 2004                                                                              39,000          41,626
 6.50% May 2005                                                                                     7,500           8,061
 12.00% May 2005                                                                                  100,000         115,938
 10.75% August 2005                                                                                85,000          98,454
 9.375% February 2006                                                                              62,000          72,220
 3.375% January 2007  (8)                                                                          11,650          12,709
 8.75% November 2008                                                                              100,000         100,281
 10.375% November 2009                                                                             23,000          25,099
 12.75% November 2010                                                                              50,000          60,664
 6.375% August 2027                                                                                 9,000          10,368
                                                                                                                1,168,963

MUNICIPAL OBLIGATIONS  -  0.32%
County of Los Angeles, Taxable Pension Obligation Bonds, Series 1994-A,
   AMBAC insured, 8.57% 2005                                                                       25,000          27,669
Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds, Series 2003-A1:
 5.00% 2021                                                                                        13,500          13,290
 6.25% 2033                                                                                        10,000           8,826
Dept. of Water Resources, Power Supply Revenue Bonds, Series 2002-E,
   3.585% 2004                                                                                     10,000          10,075
Badger Tobacco Asset Securitization Corp., Tobacco Settlement
   Asset-backed Bonds, 6.125% 2027 (expected maturity 2014)                                        10,340           9,452
Tobacco Settlement Auth., Asset-backed Bonds, Series 2001-B,
   5.50% 2030 (expected maturity 2013)                                                              3,400           2,776
                                                                                                                   72,088


Total bonds & notes (cost: $6,173,544,000)                                                                      6,356,386



                                                                                                Principal          Market
                                                                                                 amount             value
Short-term securities - 7.39%                                                                     (000)             (000)

Corporate short-term notes  -  4.99%
Coca-Cola Co. 1.01% - 1.03% due 11/19/2003-1/20/2004                                           $  128,100      $  127,958
E.I. DuPont de Nemours & Co. 1.02% - 1.06% due 12/3/2003-1/20/2004 (9)                            111,000         110,819
Pfizer Inc 1.02% due 12/1-12/23/2003 (3)                                                          110,000         109,881
Wal-Mart Stores Inc. 1.00% due 11/3-11/18/2003 (3)                                                 74,000          73,971
Procter & Gamble Co. 1.00% - 1.03% due 11/12-12/12/2003 (3)                                        71,500          71,454
Wells Fargo & Co. 1.04% due 12/3/2003                                                              59,000          58,944
BellSouth Corp. 1.00% due 11/3-11/5/2003 (3)                                                       52,700          52,693
Kimberly-Clark Worldwide Inc. 1.01% - 1.03% due 11/10-11/14/2003 (3)                               50,000          49,983
Merck & Co. Inc. 1.02% due 11/17/2003                                                              50,000          49,975
United Parcel Service Inc. 0.98% due 11/21/2003                                                    50,000          49,970
CAFCO, LLC 1.06% due 12/8/2003 (3)                                                                 50,000          49,944
SBC International Inc. 1.025% - 1.03% due 11/17-11/20/2003 (3)                                     49,700          49,673
Target Corp. 1.00% - 1.01% due 11/10-11/24/2003                                                    48,200          48,175
ChevronTexaco Corp. 1.00% - 1.03% due 11/3-12/16/2003                                              46,500          46,482
Edison Asset Securitization LLC 1.07% due 11/17-12/2/2003 (3)                                      45,500          45,466
Household Finance Corp. 1.08% due 1/13/2004                                                        34,300          34,223
American Express Credit Corp. 1.05% due 1/21/2004                                                  27,500          27,434
Johnson & Johnson 1.00% due 1/12/2004 (3)                                                          25,000          24,947
Verizon Network Funding Corp. 1.02% due 11/4/2003                                                  20,000          19,998
American General Finance Corp. 1.07% due 1/6/2004                                                  20,000          19,960
                                                                                                                1,121,950

U.S. Treasuries  -  1.71%
U.S. Treasury Bills 0.82% - 1.00% due 11/13/2003-4/15/2004 (9)                                    384,300         383,660

Federal agency discount notes  -  0.39%
Tenessee Valley Authority 0.91% due 11/20/2003                                                     34,000          33,983
International Bank for Reconstruction and Development 1.00% due 11/21/2003                         28,400          28,383
Federal Farm Credit Banks 0.99% due 12/30/2003 (9)                                                 25,000          24,958
                                                                                                                   87,324

Certificates of deposit  -  0.30%
Wells Fargo & Co. 1.04%-1.06% due 12/5-12/15/2003                                                  66,500          66,500


Total short-term securities (cost: $1,659,402,000)                                                              1,659,434


Total investment securities (cost: $20,180,704,000)                                                            22,616,998
Other assets less liabilities                                                                                    (128,494)

Net assets                                                                                                    $22,488,504


(1)  Security did not produce income during the last 12 months.
(2)  The fund owns 8.21%, 6.84%, 6.50%, 6.40%, 5.78%, 5.64%, 5.51%, 5.32%, 5.23%
     and 5.20% of the outstanding voting securities of Capital & Regional PLC, Pacifica Group Ltd., Fortune Real Estate Investment Trust, WD-40 Co., M-real Oyj, Fong's Industries Co. Ltd., Ascendas Real Estate Investment Trust, Premier Farnell PLC, GATX Corp., and IHC Caland NV, respectively, and thus is considered an affiliate of these companies under the Investment Company Act of 1940.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(4) Valued under fair value procedures adopted by authority of the Board of Directors.
(5)  Coupon rate may change periodically.
(6) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(7) Company not making scheduled interest payments; bankruptcy proceedings pending.
(8) Index-linked bond whose principal amount moves with a government retail price index.
(9) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts

See Notes to Financial Statements

Equity securities appearing in the portfolio since April 30, 2003

ABN AMRO
Ascendas REIT
Baxter International
BT Group
Cheung Kong Infrastructure Holdings
Chubb
Cia. Vale do Rio Doce
Deutsche Telekom
Developers Diversified Realty
Emerson Electric
Equitable Resources
Fannie Mae
Fong's Industries
Fortis
Fortune REIT
Freddie Mac
Hays
Hilton Group
Husky Energy
iStar Financial
Kowloon Motor Bus
KT
Northeast Utilities
Portugal Telecom
Schering-Plough
ServiceMaster
Singapore Post
Sky City
Sonic Healthcare
TDC
Telecom Italia
TOTAL
Unibail
Unilever
UnumProvident
Vodafone
Wing Lung Bank


Equity securities eliminated from the portfolio since April 30, 2003

Analog Devices
Federal Signal
HKR International
Kerr-McGee
National City
Williams Companies
WMC Resources


FINANCIAL STATEMENTS

Statement of assets and liabilities
at October 31, 2003
(dollars and shares in thousands, except per-share amounts)

ASSETS:
 Investment securities at market:
  Unaffiliated issuers (cost: $19,785,147)          $22,155,796
  Affiliated issuers (cost: $395,557)                   461,202     $22,616,998
 Cash                                                                        99
 Receivables for:
  Sales of investments                                   81,244
  Sales of fund's shares                                140,925
  Dividends and interest                                154,117         376,286
                                                                     22,993,383

LIABILITIES:
 Payables for:
  Purchases of investments                              372,469
  Repurchases of fund's shares                           12,725
  Dividends on fund's shares                            105,133
  Investment advisory services                            4,862
  Services provided by affiliates                         8,908
  Deferred Directors' compensation                          544
  Other fees and expenses                                   238         504,879

NET ASSETS AT OCTOBER 31, 2003                                      $22,488,504

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                         $20,117,127
 Distributions in excess of net investment income                      (112,250)
 Undistributed net realized gain                                         47,145
 Net unrealized appreciation                                          2,436,482

NET ASSETS AT OCTOBER 31, 2003                                      $22,488,504



TOTAL AUTHORIZED CAPITAL STOCK - 1,000,000 SHARES, $.01 PAR VALUE


                                                 SHARES       NET ASSET VALUE
                     NET ASSETS               OUTSTANDING       PER SHARE

Class A              $18,273,401               403,438            $45.29
Class B                1,532,121                33,826             45.29
Class C                1,695,792                37,440             45.29
Class F                  538,514                11,889             45.29
Class 529-A              120,933                 2,670             45.29
Class 529-B               31,418                   694             45.29
Class 529-C               53,774                 1,187             45.29
Class 529-E                7,202                   159             45.29
Class 529-F                1,247                    28             45.29
Class R-1                  4,865                   107             45.29
Class R-2                 57,137                 1,261             45.29
Class R-3                 45,803                 1,011             45.29
Class R-4                  5,524                   122             45.29
Class R-5                120,773                 2,666             45.29


(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $48.05 for each.


See Notes to Financial Statements

Statement of operations
for the year ended October 31, 2003                       (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Dividends (net of non-U.S. withholding
            tax of $23,431; also includes
            $13,057 from affiliates)                   $465,966
  Interest (includes $375 from affiliates)              289,473        $755,439

 Fees and expenses:
  Investment advisory services                           49,143
  Distribution services                                  51,360
  Transfer agent services                                13,130
  Administrative services                                 3,009
  Reports to shareholders                                   504
  Registration statement and prospectus                   1,039
  Postage, stationery and supplies                        1,288
  Directors' compensation                                   303
  Auditing and legal                                         98
  Custodian                                               1,929
  State and local taxes                                     116
  Other                                                     118
  Total expenses before reimbursement                   122,037
   Reimbursement of expenses                                340         121,697
 Net investment income                                                  633,742

NET REALIZED GAIN AND UNREALIZED APPRECIATION
  ON INVESTMENTS AND NON-U.S. CURRENCY:
 Net realized gain (loss) on:
  Investments                                           122,520
  Non-U.S. currency transactions                         (3,425)        119,095
 Net unrealized appreciation on:
  Investments                                         2,008,207
  Non-U.S. currency translations                            192       2,008,399
   Net realized gain and unrealized appreciation
    on investments and non-U.S. currency                              2,127,494
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                     $2,761,236



See Notes to Financial Statements


Statement of changes in net assets                       (dollars in thousands)


                                                        Year ended October 31
                                                          2003          2002
OPERATIONS:
 Net investment income                                 $633,742        $401,625
 Net realized gain on investments and
  non-U.S. currency transactions                        119,095         177,186
 Net unrealized appreciation (depreciation)
  on investments and non-U.S. currency translations   2,008,399        (679,111)
  Net increase (decrease) in net assets
   resulting from operations                          2,761,236        (100,300)

DIVIDENDS AND DISTRIBUTIONS PAID TO
 SHAREHOLDERS:
 Dividends from net investment income and
 currency losses                                       (738,021)       (453,022)
 Distributions from net realized gain
  on investments                                       (149,966)       (224,286)
   Total dividends and distributions paid
    to shareholders                                    (887,987)       (677,308)

Capital share transactions                            9,444,131       3,691,794

Total increase in net assets                         11,317,380       2,914,186

Net assets:
 Beginning of year                                   11,171,124       8,256,938
 End of year (including distributions in excess of
  net investment income: $112,250 and
  $63,503, respectively)                            $22,488,504     $11,171,124


See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Capital Income Builder, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a growing dividend - with higher income distributions every quarter to the extent possible - together with a current yield exceeding that of U.S. stocks generally.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
                          Initial sales        Contingent deferred sales         Conversion feature
Share class                   charge              charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes A and 529-A       Up to 5.75%          None (except 1% for certain       None
                                               redemptions within one year
                                               of purchase without an initial
                                               sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes B and 529-B       None                 Declines from 5% to zero for      Classes B and 529-B
                                               redemptions within six years      convert to classes A
                                               of purchase                       and 529-A, respectively,
                                                                                 after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class C                   None                 1% for redemptions within one     Class C converts to
                                               year of purchase                  Class F after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class 529-C               None                 1% for redemptions within         None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class 529-E               None                 None                              None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes F and 529-F       None                 None                              None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,    None                 None                              None
   R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

     SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith by authority of the fund's Board of Directors.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

     CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends paid to shareholders are declared daily from net investment income and are paid to shareholders quarterly. Distributions paid to shareholders are recorded on the ex-dividend date.

     NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

     MORTGAGE  DOLLAR  ROLLS - The fund may  enter  into  mortgage  dollar  roll transactions  in  which  the fund  sells a  mortgage-backed  security  to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction, therefore, any realized gain or loss is deferred until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income in the accompanying financial statements.

     SECURITIES LENDING - The fund may lend portfolio securities from time to time in order to earn additional income; however, it does not currently intend to engage in an ongoing or regular securities lending program. When the fund lends securities, it receives collateral in an amount not less than 100% of the market value of the loaned securities throughout the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered on the next business day. If the borrower defaults on its obligation to return the securities loaned, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Income earned is included in interest income in the accompanying financial statements.

2.  NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid.

3. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; deferred expenses; cost of investments sold; paydowns on investments; and amortization of premiums or discounts. As of October 31, 2003, a portion of the difference between the tax basis undistributed net investment income and currency gains and the distributions in excess of net investment income for financial reporting purposes is attributed to amortization of premiums and discounts of $109,752,000. The remainder of the difference is substantially attributed to the accrual of dividends payable to shareholders on fund shares for financial reporting purposes of $105,133,000. Such amounts are not deducted from tax basis undistributed net investment income and currency gains until paid. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of October 31, 2003, the cost of investment securities for federal income tax purposes was $20,288,468,000.

During the year ended October 31, 2003, the fund reclassified $55,532,000 from undistributed net realized gains to undistributed net investment income; and reclassified $31,984,000 from undistributed net realized gains to additional paid in capital to align financial reporting with tax reporting.

As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                          (dollars in thousands)
Undistributed net investment income and currency gains                  $95,959
Undistributed long-term capital gains                                    52,473
Gross unrealized appreciation on investment securities                2,520,789
Gross unrealized depreciation on investment securities                 (192,259)

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

                     Year ended                                                Year ended
                  October 31, 2003                                           October 31, 2002
                    Distributions       Distributions          Total          Distributions      Distributions       Total
                   from ordinary        from long-term     distributions      from ordinary      from long-term   distributions
Share class(1)          income          capital gains          paid              income          capital gains       paid

Class A             $ 638,512            $ 132,738           $ 771,250         $ 429,540           $ 217,769      $ 647,309
Class B                36,618                6,635              43,253            10,033               3,646         13,679
Class C                36,073                6,351              42,424             8,130               2,288         10,418
Class F                14,536                2,286              16,822             3,054                 583          3,637
Class 529-A             3,446                  481               3,927               471                   -            471
Class 529-B               707                  118                 825                90                   -             90
Class 529-C             1,197                  204               1,401               166                   -            166
Class 529-E               188                   26                 214                20                   -             20
Class 529-F                29                    2                  31                -*                   -             -*
Class R-1                  89                    7                  96                 4                   -              4
Class R-2               1,076                   91               1,167                23                   -             23
Class R-3                 856                   65                 921                11                   -             11
Class R-4                 120                    4                 124                 1                   -              1
Class R-5               4,574                  958               5,532             1,479                   -          1,479
Total               $ 738,021            $ 149,966           $ 887,987         $ 453,022           $ 224,286      $ 677,308
* Amount less than one thousand.

(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.240% on the first $1 billion of daily net assets and decreasing to 0.150% on such assets in excess of $8 billion. The agreement also provides for monthly fees, accrued daily, of 3.00% of the fund's monthly gross investment income. The Board of Directors approved an amended agreement effective November 1, 2003, continuing the series of rates to include additional annual rates of 0.145% on daily net assets in excess of $13 billion but not exceeding $17 billion; 0.140% on such assets in excess of $17 billion but not exceeding $21 billion; 0.135% on such assets in excess of $21 billion but not exceeding $27 billion; and 0.130% on such assets in excess of $27 billion. Beginning January 13, 2003, the date such assets exceeded $13 billion, CRMC voluntarily reduced fees for investment advisory services to the rates provided by the amended agreement. As a result, for the year ended October 31, 2003, the fee shown on the accompanying financial statements of $49,143,000, which was equivalent to an annualized rate of 0.305%, was voluntarily reduced by $228,000 to $48,915,000, or 0.303% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

     DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

     -----------------------------------------------------------------------
     SHARE CLASS                  CURRENTLY APPROVED LIMITS     PLAN LIMITS
     -----------------------------------------------------------------------
     -----------------------------------------------------------------------
     Class A                                0.30%                  0.30%
     -----------------------------------------------------------------------
     -----------------------------------------------------------------------
     Class 529-A                             0.30                   0.50
     -----------------------------------------------------------------------
     -----------------------------------------------------------------------
     Classes B and 529-B                     1.00                   1.00
     -----------------------------------------------------------------------
     -----------------------------------------------------------------------
     Classes C, 529-C and R-1                1.00                   1.00
     -----------------------------------------------------------------------
     -----------------------------------------------------------------------
     Class R-2                               0.75                   1.00
     -----------------------------------------------------------------------
     -----------------------------------------------------------------------
     Classes 529-E and R-3                   0.50                   0.75
     -----------------------------------------------------------------------
     -----------------------------------------------------------------------
     Classes F, 529-F and R-4                0.25                   0.50
     -----------------------------------------------------------------------

     All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

     For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2003, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

     TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

     ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, R-3 and R-4, CRMC has voluntarily agreed to pay a portion of these fees. For the year ended October 31, 2003, the total fees paid by CRMC were $112,000. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

     Expenses under the agreements described above for the year ended October 31, 2003, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
                                                                        ADMINISTRATIVE SERVICES
                                                           ------------------------------------------------------------
                                                                                                    COMMONWEALTH OF
                                                                   CRMC                                VIRGINIA
                          DISTRIBUTION    TRANSFER AGENT      ADMINISTRATIVE   TRANSFER AGENT       ADMINISTRATIVE
         SHARE CLASS        SERVICES         SERVICES            SERVICES        SERVICES              SERVICES
         --------------------------------------------------------------------------------------------------------------
             Class A         $30,499          $12,136        Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B          9,512             994          Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C          9,597          Included            $1,440              $246            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F           803           Included             482                 89             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A         70            Included             111                 11                  $ 74
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B         191           Included              28                 10                   19
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C         321           Included              48                 13                   32
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E         22            Included              6                   1                   4
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F          2            Included              1                  -*                    1
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1          24            Included              4                   4             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2          211           Included              42                 175            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3          102           Included              31                 35             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4           6            Included              4                   2             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              93                  3             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total          $51,360          $13,130            $2,290              $589                 $130
         ----------------==============================================================================================
         * Amount less than one thousand.

DEFERRED DIRECTORS'COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation in the accompanying financial statements includes $216,000 in current fees (either paid in cash or deferred) and a net increase of $87,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):
                                                            Reinvestments of
                                                             dividends and
                                         Sales(2)            distributions
Share class(1)                      Amount    Shares         Amount     Shares

YEAR ENDED OCTOBER 31, 2003
Class A                         $7,405,320   174,398       $ 663,828    15,700
Class B                          1,007,923    23,803          35,734       840
Class C                          1,213,322    28,456          33,454       786
Class F                            398,746     9,376          12,315       289
Class 529-A                         80,292     1,896           3,520        83
Class 529-B                         21,377       506             744        17
Class 529-C                         36,230       855           1,262        30
Class 529-E                          5,100       120             190         4
Class 529-F                          1,063        25              25         1
Class R-1                            4,490       106              79         1
Class R-2                           55,487     1,307             958        22
Class R-3                           45,582     1,071             735        17
Class R-4                            5,754       135             100         2
Class R-5                           51,100     1,190           3,666        87
Total net increase
   (decrease)                  $10,331,786   243,244       $ 756,610    17,879

YEAR ENDED OCTOBER 31, 2002
Class A                         $3,213,249    74,760       $ 557,555    12,948
Class B                            379,427     8,822          10,680       249
Class C                            407,138     9,471           7,717       180
Class F                            161,609     3,773           2,338        55
Class 529-A                         33,479       776             304         7
Class 529-B                          8,031       188              55         1
Class 529-C                         14,190       330             104         2
Class 529-E                          1,741        41              13        -*
Class 529-F                             71         2              -*        -*
Class R-1                              461        11               1        -*
Class R-2                            5,108       124               6        -*
Class R-3                            2,498        61               3        -*
Class R-4                              295         7              -*        -*
Class R-5                           82,166     1,864             720        17
Total net increase
   (decrease)                   $4,309,463   100,230       $ 579,496    13,459


Share class(1)                         Repurchases(2)           Net increase
                                      Amount    Shares        Amount     Shares
YEAR ENDED OCTOBER 31, 2003
Class A                         $ (1,364,724)  (32,332)   $6,704,424    157,766
Class B                              (79,340)   (1,870)      964,317     22,773
Class C                              (93,871)   (2,208)    1,152,905     27,034
Class F                              (66,373)   (1,572)      344,688      8,093
Class 529-A                           (3,520)      (83)       80,292      1,896
Class 529-B                             (693)      (16)       21,428        507
Class 529-C                           (1,034)      (24)       36,458        861
Class 529-E                             (278)       (6)        5,012        118
Class 529-F                               -*        -*         1,088         26
Class R-1                               (479)      (11)        4,090         96
Class R-2                             (7,472)     (175)       48,973      1,154
Class R-3                             (5,700)     (134)       40,617        954
Class R-4                               (850)      (20)        5,004        117
Class R-5                            (19,931)     (458)       34,835        819
Total net increase
   (decrease)                   $ (1,644,265)  (38,909)   $9,444,131    222,214

YEAR ENDED OCTOBER 31, 2002
Class A                         $ (1,115,501)  (25,984)   $2,655,303     61,724
Class B                              (29,860)     (709)      360,247      8,362
Class C                              (31,041)     (741)      383,814      8,910
Class F                              (17,690)     (415)      146,257      3,413
Class 529-A                             (385)       (9)       33,398        774
Class 529-B                              (93)       (2)        7,993        187
Class 529-C                             (234)       (6)       14,060        326
Class 529-E                              (18)       -*         1,736         41
Class 529-F                                -         -            71          2
Class R-1                                (14)       -*           448         11
Class R-2                               (686)      (17)        4,428        107
Class R-3                               (156)       (4)        2,345         57
Class R-4                                (82)       (2)          213          5
Class R-5                             (1,405)      (34)       81,481      1,847
Total net increase
   (decrease)                   $ (1,197,165)  (27,923)   $3,691,794     85,766

* Amount less than one thousand.
(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.
(2)  Includes exchanges between share classes of the fund.


6. RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of October 31, 2003, the total value of restricted securities was $1,340,367,000, which represented 5.96% of the net assets of the fund.

7. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $12,643,766,000 and $3,898,759,000, respectively, during the year ended October 31, 2003.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended October 31, 2003, the custodian fee of $1,929,000 included $53,000 that was offset by this reduction, rather than paid in cash.

FINANCIAL HIGHLIGHTS (1)


                                         Income (loss) from investment operations (2) (3)
                                                                     Net
                                     Net asset                   gains(losses)
                                       value,         Net        on securities      Total from
                                     beginning    investment     (both realized     investment
                                     of period      income       and unrealized)    operations

CLASS A:
 Year ended 10/31/2003                $40.73         $1.72            $5.36           $7.08
 Year ended 10/31/2002                 43.80          1.82            (1.67)            .15
 Year ended 10/31/2001                 43.69          1.94             1.19            3.13
 Year ended 10/31/2000                 44.90          1.99              .26            2.25
 Year ended 10/31/1999                 48.40          1.93             (.70)           1.23
CLASS B:
 Year ended 10/31/2003                 40.73          1.38             5.36            6.74
 Year ended 10/31/2002                 43.80          1.48            (1.67)           (.19)
 Year ended 10/31/2001                 43.69          1.60             1.19            2.79
 Period from 3/15/2000 to 10/31/2000   40.33           .96             3.44            4.40
CLASS C:
 Year ended 10/31/2003                 40.73          1.35             5.36            6.71
 Year ended 10/31/2002                 43.80          1.45            (1.67)           (.22)
 Period from 3/15/2001 to 10/31/2001   44.15           .81             (.14)            .67
CLASS F:
 Year ended 10/31/2003                 40.73          1.67             5.36            7.03
 Year ended 10/31/2002                 43.80          1.76            (1.67)            .09
 Period from 3/15/2001 to 10/31/2001   44.15           .99             (.14)            .85
CLASS 529-A:
 Year ended 10/31/2003                 40.73          1.70             5.36            7.06
 Period from 2/19/2002 to 10/31/2002   43.06          1.19            (2.13)           (.94)
CLASS 529-B:
 Year ended 10/31/2003                 40.73          1.30             5.36            6.66
 Period from 2/15/2002 to 10/31/2002   43.33           .98            (2.40)          (1.42)
CLASS 529-C:
 Year ended 10/31/2003                 40.73          1.31             5.36            6.67
 Period from 2/20/2002 to 10/31/2002   43.12           .97            (2.20)          (1.23)
CLASS 529-E:
 Year ended 10/31/2003                 40.73          1.53             5.36            6.89
 Period from 3/1/2002 to 10/31/2002    43.74          1.08            (2.83)          (1.75)
CLASS 529-F:
 Year ended 10/31/2003                 40.73          1.64             5.36            7.00
 Period from 9/17/2002 to 10/31/2002   41.74           .14             (.89)           (.75)
CLASS R-1:
 Year ended 10/31/2003                 40.73          1.35             5.36            6.71
 Period from 6/11/2002 to 10/31/2002   45.41           .52            (4.53)          (4.01)
CLASS R-2:
 Year ended 10/31/2003                 40.73          1.36             5.36            6.72
 Period from 5/31/2002 to 10/31/2002   46.10           .51            (5.16)          (4.65)
CLASS R-3:
 Year ended 10/31/2003                 40.73          1.52             5.36            6.88
 Period from 6/4/2002 to 10/31/2002    45.74           .56            (4.80)          (4.24)
CLASS R-4:
 Year ended 10/31/2003                 40.73          1.68             5.36            7.04
 Period from 5/20/2002 to 10/31/2002   45.84           .65            (4.85)          (4.20)
CLASS R-5:
 Year ended 10/31/2003                 40.73          1.81             5.36            7.17
 Period from 5/15/2002 to 10/31/2002   45.87           .89            (5.02)          (4.13)




                                 Dividends and distributions

                                          Dividends
                                          (from net    Distributions        Total             Net asset
                                         investment    (from capital    dividends and         value, end      Total
                                           income)          gains)      distributions         of period       return(4)

CLASS A:
 Year ended 10/31/2003                    $(2.00)         $(.52)          $(2.52)               $45.29        17.95%
 Year ended 10/31/2002                     (2.05)         (1.17)           (3.22)                40.73          .16
 Year ended 10/31/2001                     (2.08)          (.94)           (3.02)                43.80         7.39
 Year ended 10/31/2000                     (1.92)         (1.54)           (3.46)                43.69         5.56
 Year ended 10/31/1999                     (1.92)         (2.81)           (4.73)                44.90         2.52
CLASS B:
 Year ended 10/31/2003                     (1.66)          (.52)           (2.18)                45.29        17.03
 Year ended 10/31/2002                     (1.71)         (1.17)           (2.88)                40.73         (.61)
 Year ended 10/31/2001                     (1.74)          (.94)           (2.68)                43.80         6.56
 Period from 3/15/2000 to 10/31/2000       (1.04)             -            (1.04)                43.69        10.97
CLASS C:
 Year ended 10/31/2003                     (1.63)          (.52)           (2.15)                45.29        16.94
 Year ended 10/31/2002                     (1.68)         (1.17)           (2.85)                40.73         (.69)
 Period from 3/15/2001 to 10/31/2001       (1.02)             -            (1.02)                43.80         1.52
CLASS F:
 Year ended 10/31/2003                     (1.95)          (.52)           (2.47)                45.29        17.82
 Year ended 10/31/2002                     (1.99)         (1.17)           (3.16)                40.73          .03
 Period from 3/15/2001 to 10/31/2001       (1.20)             -            (1.20)                43.80         1.94
CLASS 529-A:
 Year ended 10/31/2003                     (1.98)          (.52)           (2.50)                45.29        17.89
 Period from 2/19/2002 to 10/31/2002       (1.39)             -            (1.39)                40.73        (2.31)
CLASS 529-B:
 Year ended 10/31/2003                     (1.58)          (.52)           (2.10)                45.29        16.82
 Period from 2/15/2002 to 10/31/2002       (1.18)             -            (1.18)                40.73        (3.37)
CLASS 529-C:
 Year ended 10/31/2003                     (1.59)          (.52)           (2.11)                45.29        16.83
 Period from 2/20/2002 to 10/31/2002       (1.16)             -            (1.16)                40.73        (2.96)
CLASS 529-E:
 Year ended 10/31/2003                     (1.81)          (.52)           (2.33)                45.29        17.44
 Period from 3/1/2002 to 10/31/2002        (1.26)             -            (1.26)                40.73        (4.09)
CLASS 529-F:
 Year ended 10/31/2003                     (1.92)          (.52)           (2.44)                45.29        17.72
 Period from 9/17/2002 to 10/31/2002        (.26)             -             (.26)                40.73        (1.79)
CLASS R-1:
 Year ended 10/31/2003                     (1.63)          (.52)           (2.15)                45.29        16.94
 Period from 6/11/2002 to 10/31/2002        (.67)             -             (.67)                40.73        (8.84)
CLASS R-2:
 Year ended 10/31/2003                     (1.64)          (.52)           (2.16)                45.29        16.99
 Period from 5/31/2002 to 10/31/2002        (.72)             -             (.72)                40.73       (10.10)
CLASS R-3:
 Year ended 10/31/2003                     (1.80)          (.52)           (2.32)                45.29        17.42
 Period from 6/4/2002 to 10/31/2002         (.77)             -             (.77)                40.73        (9.27)
CLASS R-4:
 Year ended 10/31/2003                     (1.96)          (.52)           (2.48)                45.29        17.84
 Period from 5/20/2002 to 10/31/2002        (.91)             -             (.91)                40.73        (9.20)
CLASS R-5:
 Year ended 10/31/2003                     (2.09)          (.52)           (2.61)                45.29        18.20
 Period from 5/15/2002 to 10/31/2002       (1.01)             -            (1.01)                40.73        (9.04)





                                                   Ratio of       Ratio of
                                     Net assets,   expenses       net income
                                    end of period  to average     to average
                                    (in millions)  net assets (6) net assets (9)

CLASS A:
 Year ended 10/31/2003                   $18,273         .65%           4.04%
 Year ended 10/31/2002                    10,006         .67            4.19
 Year ended 10/31/2001                     8,057         .66            4.36
 Year ended 10/31/2000                     7,368         .67            4.67
 Year ended 10/31/1999                     8,773         .64            4.15
CLASS B:
 Year ended 10/31/2003                     1,532        1.44            3.19
 Year ended 10/31/2002                       450        1.44            3.41
 Year ended 10/31/2001                       118        1.41            3.35
 Period from 3/15/2000 to 10/31/2000          18        1.44 (7)        3.90 (7)
CLASS C:
 Year ended 10/31/2003                     1,696        1.51            3.08
 Year ended 10/31/2002                       424        1.52            3.31
 Period from 3/15/2001 to 10/31/2001          65        1.51 (7)        2.98 (7)
CLASS F:
 Year ended 10/31/2003                       539         .76            3.86
 Year ended 10/31/2002                       155         .79            4.04
 Period from 3/15/2001 to 10/31/2001          17         .80 (7)        3.70 (7)
CLASS 529-A:
 Year ended 10/31/2003                       121         .70            3.99
 Period from 2/19/2002 to 10/31/2002          32         .91 (7)        4.05 (7)
CLASS 529-B:
 Year ended 10/31/2003                        31        1.64            3.04
 Period from 2/15/2002 to 10/31/2002           8        1.66 (7)        3.32 (7)
CLASS 529-C:
 Year ended 10/31/2003                        54        1.63            3.05
 Period from 2/20/2002 to 10/31/2002          13        1.65 (7)        3.31 (7)
CLASS 529-E:
 Year ended 10/31/2003                         7        1.10            3.57
 Period from 3/1/2002 to 10/31/2002            2        1.11 (7)        3.87 (7)
CLASS 529-F:
 Year ended 10/31/2003                         1         .85            3.78
 Period from 9/17/2002 to 10/31/2002           - (5)     .10             .35
CLASS R-1:
 Year ended 10/31/2003                         5        1.53 (8)        3.12
 Period from 6/11/2002 to 10/31/2002           - (5)     .60 (8)        1.27
CLASS R-2:
 Year ended 10/31/2003                        57        1.49 (8)        3.11
 Period from 5/31/2002 to 10/31/2002           4         .63 (8)        1.29
CLASS R-3:
 Year ended 10/31/2003                        46        1.11 (8)        3.46
 Period from 6/4/2002 to 10/31/2002            2         .46 (8)        1.40
CLASS R-4:
 Year ended 10/31/2003                         6         .76 (8)        3.79
 Period from 5/20/2002 to 10/31/2002           - (5)     .34 (8)        1.59
CLASS R-5:
 Year ended 10/31/2003                       121         .44            4.28
 Period from 5/15/2002 to 10/31/2002          75         .21            2.10



                                              Year ended October 31
                                   2003     2002     2001       2000     1999

Portfolio turnover rate
  for all classes of shares         27%      36%      37%        41%      21%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Year ended 1999 is based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) For the year ended October 31, 2002, net investment income was lower and net gains (losses) on securities (both realized and unrealized) were higher by approximately $0.14 per share for Class A as a result of an accounting change related to the amortization of bond premium. On an annualized basis, the impact of the accounting change on the other share classes would have been approximately the same.
(4) Total returns exclude all sales charges, including contingent deferred sales charges.
(5)  Amount less than 1 million.
(6) CRMC voluntarily agreed to reduce a portion of the fees relating to investment advisory fees during the year ended October 31, 2003. Had CRMC not reduced such fees, the expense ratios would have been higher by .002% for each share class.
(7)  Annualized.
(8) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agency services. Had CRMC not paid such fees, expense ratios would have been 1.66%, 1.85%, 1.15% and .79% for classes R-1, R-2, R-3 and R-4, respectively, during the year ended October 31, 2003, and .87%, .77%, .62% and .76% for classes R-1, R-2, R-3 and R-4, respectively, during the period ended October 31, 2002.
(9) For the year ended October 31, 2002, the ratio of net income to average net assets for Class A was lower by .34 percentage points as a result of an accounting change related to the amortization of bond premium. On an annualized basis, the impact of the accounting change on the other share classes would have been approximately the same.



Report of independent auditors

To the Board of Directors and Shareholders of Capital Income Builder, Inc.:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Income Builder, Inc. (the "Fund") at October 31, 2003, and the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP


Los Angeles, California
December 2, 2003





TAX INFORMATION (unaudited)

We are  required  to advise  you within 60 days of the  fund's  fiscal  year-end
regarding  the  federal  tax  status  of  certain   distributions   received  by
shareholders during such fiscal year.

During the fiscal year ended October 31, 2003, the fund paid a long-term capital gain distribution of $149,966,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

As a result of recent tax legislation, individual shareholders are now eligible for reduced tax rates on qualified dividend income received during 2003. For purposes of computing the dividends eligible for reduced tax rates, 52% of the dividends paid by the fund from net investment income from January 1 through the end of the fund's fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 28% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, 14% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. government obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2004 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2003 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


OTHER SHARE CLASS RESULTS (unaudited)

Class B, Class C, Class F and Class 529
Returns for periods ended September 30, 2003 (the most recent calendar quarter):

                                                                                    1 year           Life of class
CLASS B SHARES
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%,
     payable only if shares are sold within six years of purchase                   +10.44%            +7.85% (1)
Not reflecting CDSC                                                                 +15.44%            +8.54% (1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one
     year of purchase                                                               +14.35%            +5.51% (2)
Not reflecting CDSC                                                                 +15.35%            +5.51% (2)

CLASS F SHARES (3)
Not reflecting annual asset-based fee charged by sponsoring firm                    +16.21%            +6.27% (2)

CLASS 529-A SHARES
Reflecting 5.75% maximum sales charge                                                +9.59%            +3.36% (4)
Not reflecting maximum sales charge                                                 +16.27%            +7.23% (4)

CLASS 529-B SHARES
Reflecting applicable CDSC, maximum of 5%, payable only if shares are
     sold within six years of purchase                                              +10.23%            +3.52% (5)
Not reflecting CDSC                                                                 +15.23%            +5.91% (5)

CLASS 529-C SHARES
Reflecting CDSC, maximum of 1%, payable only if shares are sold within
     one year of purchase                                                           +14.25%            +6.26% (6)
Not reflecting CDSC                                                                 +15.25%            +6.26% (6)

CLASS 529-E SHARES (3)                                                              +15.84%            +5.88% (7)

CLASS 529-F SHARES (3)
Not reflecting annual asset-based fee charged by sponsoring firm                    +16.12%           +11.90% (8)

(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 15, 2001, when Class C and Class F shares were first sold.
(3) These shares are sold without any initial or contingent deferred sales charge.
(4) Average annual total return from February 19, 2002, when Class 529-A shares were first sold.
(5) Average annual total return from February 15, 2002, when Class 529-B shares were first sold.
(6) Average annual total return from February 20, 2002, when Class 529-C shares were first sold.
(7) Average annual total return from March 1, 2002, when Class 529-E shares were first sold.
(8) Average annual total return from September 17, 2002, when Class 529-F shares were first sold.

BOARD OF DIRECTORS AND OTHER OFFICERS

                                             YEAR FIRST
                                               ELECTED
                                             A DIRECTOR
NAME AND AGE                                OF THE FUND (1)   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

"Non-interested" Directors

H. FREDERICK CHRISTIE, 70                       1987          Private investor; former President and CEO, The Mission Group
                                                              (non-utility holding company, subsidiary of Southern California
                                                              Edison Company)

MERIT E. JANOW, 45                              2001          Professor, Columbia University, School of International and
                                                              Public Affairs

MARY MYERS KAUPPILA, 49                         1992          Private investor; Chairman of the Board and CEO, Ladera
                                                              Management Company (venture capital and agriculture); former owner and President, Energy Investment, Inc.

GAIL L. NEALE, 68                               1987          President, The Lovejoy Consulting Group, Inc. (a pro bono
                                                              consulting group advising nonprofit organizations)

ROBERT J. O'NEILL, PH.D., 67                    1992          Deputy Chairman of the Council and Chairman of the International
                                                              Advisory Panel, Graduate School of Government, University of Sydney,
                                                              Australia; Member of the Board of Directors, The Lowy Institute for
                                                              International Policy Studies, Sydney, Australia; Chairman of the
                                                              Council, Australian Strategic Policy Institute; former Chichele
                                                              Professor of the History of War and Fellow, All Souls College,
                                                              University of Oxford; former Chairman of the Council, International
                                                              Institute for Strategic Studies

DONALD E. PETERSEN, 77                          1992          Retired; former Chairman of the Board and CEO, Ford Motor Company

STEFANIE POWERS, 61                           1989-1996       Actor, Producer; Co-founder and President of The William Holden
                                                1997          Wildlife Foundation; conservation consultant to Land Rover and
                                                              Jaguar North America; author of The Jaguar Conservation Trust

STEADMAN UPHAM, 54                              2001          President and University Professor of Archaeology, Claremont
                                                              Graduate University Education

CHARLES WOLF, JR., PH.D., 79                    1987          Senior Economic Adviser and Corporate Fellow in International
                                                              Economics, The RAND Corporation; former Dean, The RAND
                                                              Graduate School

                                              NUMBER OF
                                          BOARDS WITHIN THE
                                          FUND COMPLEX (2)
                                              ON WHICH
NAME AND AGE                               DIRECTOR SERVES    OTHER DIRECTORSHIPS (3) HELD BY DIRECTOR

"Non-interested" Directors

H. FREDERICK CHRISTIE, 70                        19           Ducommun Incorporated; IHOP Corporation;
                                                              Southwest Water Company; Valero L.P.

MERIT E. JANOW, 45                                2           None

MARY MYERS KAUPPILA, 49                           5           None

GAIL L. NEALE, 68                                 5           None

ROBERT J. O'NEILL, PH.D., 67                      3           None

DONALD E. PETERSEN, 77                            2           None

STEFANIE POWERS, 61                               2           None

STEADMAN UPHAM, 54                                2           None

CHARLES WOLF, JR., PH.D., 79                      2           None

                                             YEAR FIRST
                                             ELECTED A
                                             DIRECTOR OR      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND
NAME, AGE AND                                OFFICER OF       POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL
POSITION WITH FUND                           THE FUND (1)     UNDERWRITER OF THE FUND

"Interested" Directors4

JAMES B. LOVELACE(6), 47                        1992          Senior Vice President and Director, Capital Research and
Chairman of the Board                                         Management Company

PAUL G. HAAGA, JR., 55                          1987          Executive Vice President and Director, Capital Research and
Vice Chairman of the Board                                    Management Company; Director, The Capital Group Companies,
                                                              Inc. (5); Director, American Funds Distributors, Inc. (5)

JON B. LOVELACE,6 76                            1987          Chairman Emeritus, Capital Research and Management Company


Founding Director Emeritus
FRANK STANTON, 95                                             Retired; former President, CBS Inc. (1946-1973)

                                             NUMBER OF
                                          BOARDS WITHIN THE
                                           FUND COMPLEX (2)
NAME, AGE AND                                 ON WHICH
POSITION WITH FUND                         DIRECTOR SERVES    OTHER DIRECTORSHIPS (3) HELD BY DIRECTOR

"Interested" Directors (4)

JAMES B. LOVELACE,(6) 47                          2           None
Chairman of the Board

PAUL G. HAAGA, JR., 55                           17           None
Vice Chairman of the Board

JON B. LOVELACE,(6) 76                            2           None
Stanton, 95


THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5)  Company affiliated with Capital Research and Management Company.
(6)  James B. Lovelace is the son of Jon B. Lovelace.

                                             YEAR FIRST
                                             ELECTED AN       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND
NAME, AGE AND                                OFFICER OF       POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL
POSITION WITH FUND                           THE FUND (1)     UNDERWRITER OF THE FUND

Other officers

CATHERINE M. WARD, 56                           1987          Senior Vice President and Director, Capital Research and
President                                                     Management Company; Director, American Funds Service Company (5);
                                                              Secretary and Director, Capital Group Research, Inc. (5);
                                                              Director, The Capital Group Companies, Inc. (5)

JOYCE E. GORDON, 47                             1996          Senior Vice President, Capital Research Company (5)
Executive Vice President

MARK R. MACDONALD, 44                           2001          Senior Vice President, Capital Research and Management Company
Senior Vice President

JANET A. MCKINLEY, 49                           1992          Senior Vice President and Director, Capital Research and
Senior Vice President                                         Management Company; Senior Vice President, Capital Research
                                                              Company (5)

DARCY B. KOPCHO, 50                             1996          Director, Capital Research and Management Company;
Vice President                                                President and Director, Capital Research Company (5);
                                                              Director, The Capital Group Companies, Inc. (5)

STEVEN T. WATSON, 48                            1997          Senior Vice President, Capital Research Company (5)
Vice President

VINCENT P. CORTI, 47                            1987          Vice President-- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

SHERYL F. JOHNSON, 35                           2003          Vice President-- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

VALERIE Y. LEWIS, 47                            2003          Fund Compliance Specialist, Capital Research and
Assistant Secretary                                           Management Company

JEFFREY P. REGAL, 32                            2003          Vice President-- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company


OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065 Santa Ana, CA 92799-5065

P.O. Box 659522 San Antonio, TX 78265-9522

P.O. Box 6007 Indianapolis, IN 46206-6007

P.O. Box 2280 Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in Capital Income Builder. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.79 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.86 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.11 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE AMERICAN FUNDS PROXY VOTING GUIDELINES -- USED TO DETERMINE HOW TO VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- ARE AVAILABLE UPON REQUEST, FREE OF CHARGE, BY CALLING AMERICAN FUNDS SERVICE COMPANY, VISITING THE AMERICAN FUNDS WEBSITE OR ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION WEBSITE AT WWW.SEC.GOV.

This report is for the information of shareholders of Capital Income Builder, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2003, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.


[logo - American Funds(R)]

The right choice for the long term(r)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 20 million shareholder accounts.

Our unique combination of strengths includes these five factors:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. Nearly 70% of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World FundSM
   Smallcap World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income FundSM
   Fundamental InvestorsSM
   The Investment Company of America(R)
   Washington Mutual Investors FundSM

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds > Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income TrustSM
   The Bond Fund of AmericaSM
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities FundSM

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of AmericaSM
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of AmericaSM
   The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-912-1203

Litho in USA BAG/LPT/8054

Printed on recycled paper


ITEM 2 - Code of Ethics

This Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Steadman Upham, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Form N-CSR disclosure requirement not yet effective with respect to Registrant.


ITEM 5 - Audit Committee Disclosure for Listed Companies

Not applicable.


ITEM 6 - Reserved


ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Reserved


ITEM 9 - Controls and Procedures

(a) The officers providing the certifications in this report in accordance with rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 10 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          CAPITAL INCOME BUILDER, INC.



                          By  /s/ James B. Lovelace
                             -------------------------------------------
                              James B. Lovelace, Chairman and PEO

                          Date: January 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By  /s/ James B. Lovelace
   --------------------------------------------------
    James B. Lovelace, Chairman and PEO

Date: January 8, 2004



 By /s/ Sheryl F. Johnson
    -------------------------------------------------
    Sheryl F. Johnson, Treasurer

Date: January 8, 2004